As filed with the Securities and Exchange Commission on April 30, 2007

Registration Nos. 333-69446

811-10497

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 9

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 9

Modern Woodmen of America Variable Account

(Exact Name of Registrant)

Modern Woodmen of America

(Name of Depositor)

1701 1st Avenue

Rock Island, Illinois 61201

(309) 786-6481

(Address and Telephone Number of Principal Executive Office)

Darcy G. Callas, Esquire

1701 1st Avenue

Rock Island, Illinois 61201

(Name and Address of Agent for Service of Process)

Copy to:

Stephen E. Roth, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485:

☒	on May 1, 2007 pursuant to paragraph (b) of Rule 485;

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485:

☐	on May 1, 2007 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered: Flexible Premium Variable Life Insurance Certificates

Modern Woodmen of America Variable Account

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE

PROSPECTUS

May 1, 2007

Modern Woodmen of America, a fraternal benefit society (“we,” “us,” “our” or the “Society”), is offering a flexible premium variable life insurance certificate (the “Certificate”) described in this Prospectus. The Society designed the Certificate: (1) to provide insurance protection to age 115 (age 95 in certain states); and (2) to permit a Certificate Holder (“you,” or “your”) to vary premium payments and adjust the death proceeds payable under the Certificate.

While the Certificate is in force, we will pay:

•	death proceeds upon the Insured’s death, and
•	a Net Surrender Value upon complete surrender of or partial withdrawal from the Certificate.

You may allocate Net Premiums under a Certificate to one or more of the Subaccounts of Modern Woodmen of America Variable Account (the “Variable Account”). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century Investments

VP Mid Cap Value Fund

VP Ultra® Fund

VP VistaSM Fund

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio

VIF Developing Leaders Portfolio

VIF Growth & Income Portfolio

VIF International Equity Portfolio

Dreyfus Socially Responsible Growth Fund, Inc.

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio

High Grade Bond Portfolio

Managed Portfolio

Money Market Portfolio

Strategic Yield Portfolio

Value Growth Portfolio

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

VIP Real Estate Portfolio—Initial Class

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

Summit Pinnacle Series

Nasdaq-100 Index Portfolio

Russell 2000 Small Cap Index Portfolio

S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

The T. Rowe Price Mid-Cap Growth Subaccount is not available for investment (allocation of premium payments and transfers) under Certificates issued on or after May 1, 2004.

Please note that the Certificates and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Certificate.

This Prospectus provides basic information that you should know before purchasing the Certificate. You should consider the Certificate in conjunction with other insurance you own. Replacing your existing life insurance with this Certificate may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Certificate through a loan or through withdrawals from another policy. Please consult your registered representative or tax adviser.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference.

Issued By:

Modern Woodmen of America

Home Office: 1701 1st Avenue Rock Island, Illinois 61201	Variable Product Administrative Center: PO Box 9284 Des Moines, Iowa 50306 Toll free: (877) 249-3692

1

The Certificate is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

The Society has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

2

CERTIFICATE BENEFITS/RISK SUMMARY

This summary describes the Certificate’s important benefits and risks. The sections in the Prospectus following this summary discuss the Certificate’s benefits and other provisions in more detail. The Glossary at the end of the Prospectus defines certain words and phrases used in this Prospectus.

CERTIFICATE BENEFITS

Your Certificate is a flexible premium variable life insurance certificate that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Certificate will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Certificate subject to certain conditions described in this Prospectus. You may surrender your Certificate at any time.

Death Benefit

•	Death Benefit Proceeds: We pay the death benefit (less any Certificate Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

•	Death Benefit Options: You may choose between two death benefit options under the Certificate. You may change the death benefit option at any time while the Certificate is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Certificate Year, while the Certificate is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under the death benefit option monthly and as of the Insured’s date of death.

•	Type 1 is equal to the greater of: (1) the Specified Amount; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Certificate.

•

Type 2 is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Certificate.

•	Accelerated Payment of Death Benefit: Under the Accelerated Benefits Rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Adding this rider to a Certificate or requesting an accelerated benefit payment under this rider may have tax consequences.

•	Death Benefit Guarantee Rider: Under the Death Benefit Guarantee Rider, which is available at no charge, your Certificate will not lapse (expire without value) even if the Accumulated Value (Net Surrender Value if you’ve taken a loan on your Certificate) during the first three Certificate Years, or the Net Surrender Value after the first three Certificate Years, is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

Surrenders, Partial Withdrawals, Transfers and Certificate Loans

•	Surrenders: At any time while your Certificate is in force, you may send Written Notice to us to surrender your Certificate and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Certificate Debt plus any unearned loan interest. A surrender may have tax consequences.

3

•	Partial Withdrawals: At any time while your Certificate is in force, you may send Written Notice to us to withdraw part of the Net Surrender Value. The partial withdrawal must be at least $500 and may not exceed the lesser of Net Surrender Value less $500 or 90% of Net Surrender Value (unless a higher percentage is permitted in your state). Partial withdrawals may have tax consequences.

•	Transfers: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Certificate Year. The initial transfer in each Certificate Year will be completed without charge. We may assess a $25 charge for each transfer after the first transfer in a Certificate Year. (The Society has extended this privilege to allow the first twelve transfers in a Certificate Year to be completed without charge. The Society may assess a $25 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time.) You may only make one transfer per Certificate Year from the Declared Interest Option to the Variable Account.

•	Loans: You may take a loan from your Certificate at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Certificate at the end of the Valuation Period during which we receive your request for a loan. (In certain states, you may borrow up to 100% of the Certificate’s Surrender Value.) We charge you a maximum annual interest rate on your loan equal to the greater of 5.5% or the “Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds” published by Moody’s Investors Service, Inc., as described under “CERTIFICATE BENEFITS—Loan Benefits—Loan Interest Charged.” We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Society. After the tenth Certificate Year, we may allow you to take a loan in an amount equal to or less than the gain under the Certificate with an effective annual interest rate of 0%. Loans may have tax consequences.

Premiums

•	Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (although we reserve the right to require a minimum of $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. Also, under the automatic payment plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You are not required to pay premiums according to the plan.

•	Cancellation Privilege: When you receive your Certificate, the free-look period begins. You may return your Certificate during this period and receive a refund. Unless otherwise required, we will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Certificate at our Administrative Center plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Certificate.

The Certificate

•	Ownership Rights: While the Insured is living, you, as the owner of the Certificate, may exercise all of the rights and options described in the Certificate. These rights include selecting and changing the Beneficiary and assigning the Certificate. Assigning the Certificate may have tax consequences.

•	Variable Account: You may direct the money in your Certificate to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

•	Declared Interest Option: You may place money in the Declared Interest Option where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

4

•	Accumulated Value: Accumulated Value is the sum of the values of your Certificate in the Subaccounts and the Declared Interest Option. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). We do not guarantee a minimum Accumulated Value.

•	Settlement Options: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Certificate other than in a lump sum. None of the available guaranteed settlement options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these settlement options is available on request from our Administrative Center.

Supplemental Benefits and Riders

We offer several riders that provide supplemental benefits under the Certificate. We generally deduct any monthly charges for these riders from your Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details. See “ADDITIONAL INSURANCE BENEFITS” for a description of each rider available under the Certificate.

CERTIFICATE RISKS

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due to the unfavorable performance and resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Certificate in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it may never be lower than the guaranteed annual rate of 4%.

Risk of Lapse

If your Accumulated Value (Net Surrender Value if you’ve taken a loan on your Certificate) during the first three Certificate Years, or Net Surrender Value after the first three Certificate Years is not enough to pay the charges deducted each month, your Certificate may enter a 61-day Grace Period (31 days in certain states), except as noted below. We will notify you that the Certificate will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Certificate will generally not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Certificate immediately preceding the Grace Period. You may reinstate a lapsed Certificate subject to certain conditions.

However, your Certificate will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under the Society’s current practice, your Certificate will not enter the Grace Period during the fourth Certificate Year, regardless of the Net Surrender Value, if you have paid the cumulative Target Premium. (The Target Premium is an amount of premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Certificate and the types and amounts of any additional benefits under the Certificate. We use this amount to calculate the premium expense

5

charge. We also use the Target Premium to calculate registered representatives’ compensation.) This is a current practice, which is not guaranteed and can be changed at any time.

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Certificate issued on the basis of a standard premium class should satisfy the applicable requirements. There is less guidance, however, with respect to a Certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk.) It is not clear whether such a Certificate will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Certificate. Assuming that a Certificate qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Certificate until there is distribution from the Certificate. Moreover, death benefits payable under a Certificate generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Certificate may be treated as a Modified Endowment Contract (“MEC”) under federal tax laws. If a Certificate is treated as a MEC, any surrenders, partial withdrawals and loans under the Certificate will be taxable as ordinary income to the extent there is any gain in the Certificate. In addition, a 10% penalty tax may be imposed on the gain when surrenders, partial withdrawals and loans are taken before you reach age 59 1/2. If the Certificate is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Certificates in force for ten years or more is unclear. Finally, neither distributions nor loans from a Certificate that is not a MEC are subject to the 10% penalty tax.

See “FEDERAL TAX MATTERS.” You should consult a qualified tax adviser for assistance in all Certificate-related tax matters.

Partial Withdrawal and Surrender Risks

The Surrender Charge under the Certificate applies for the first fifteen Certificate Years in the event you surrender your Certificate and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within fifteen Certificate Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Certificate in the first few Certificate Years. You should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Certificate to meet long-term financial goals. The Certificate is not suitable as a short-term investment.

Even if you do not ask to surrender your Certificate, Surrender Charges may play a role in determining whether your Certificate will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Certificate will enter a Grace Period (and possibly lapse). See “Risk of Lapse” above.

Partial withdrawals must be at least $500 and may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

A partial withdrawal or surrender may have tax consequences.

6

Certificate Loan Risks

A Certificate Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Certificate Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

We reduce the amount we pay on the Insured’s death by any outstanding Certificate Debt. Your Certificate may lapse (terminate without value) if Certificate Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

If you surrender the Certificate or allow it to lapse while a Certificate Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount reported for tax purposes and taxed accordingly.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Investment Option may be found in each Fund’s prospectus. Please refer to each Fund’s prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Certificate. The first table describes the fees and expenses that are payable at the time you buy the Certificate, surrender the Certificate or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge*	Amount Deducted— Current Charge*
Premium Expense Charge	Upon receipt of each premium payment	7% of each premium payment	7% of each premium payment up to the Target Premium(1) for a Certificate Year, then 2% of each premium payment over the Target Premium
Partial Withdrawal Fee	Upon partial withdrawal	2% of the Accumulated Value withdrawn, not to exceed $ 25	2% of the Accumulated Value withdrawn, not to exceed $ 25

7

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge*	Amount Deducted— Current Charge*
Surrender Charge(2)	Upon a full surrender of your Certificate during the first fifteen Certificate Years, and for the first fifteen Certificate Years following an increase in Specified Amount to the extent of the increase

Minimum Charge(3)		$10.98 per $1,000 of Specified Amount or Specified Amount increase	$10.98 per $1,000 of Specified Amount or Specified Amount increase.

Maximum Charge(4)		$55.97 per $1,000 of Specified Amount or Specified Amount increase	$55.97 per $1,000 of Specified Amount or Specified Amount increase
Charge for Male, Attained Age 40, Non-Tobacco in first Certificate Year		$25.38 per $1,000 of Specified Amount or Specified Amount increase	$25.38 per $1,000 of Specified Amount or Specified Amount increase
Transfer Charge	Upon transfer	First transfer in a Certificate Year is free, $25 for each subsequent transfer	First twelve transfers in a Certificate Year are free, $25 for each subsequent transfer

*  We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

(1)  The Target Premium is a specified annual premium which is based on the age, sex and premium class of the Insured, the Specified Amount of the Certificate and the types and amounts of any additional benefits included in the Certificate. The maximum Target Premium for a Certificate is $497.98 per $1,000, plus $65. This figure assumes that the Insured has the following characteristics: Male, Attained Age 94, Tobacco. The Target Premium for your Certificate is shown on your Certificate’s data page.

(2)  The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured’s Issue Age, sex, premium class and Certificate Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Certificate’s data page indicates the Surrender Charge applicable to your Certificate. More detailed information concerning your Surrender Charge is available upon request at our Administrative Center. This charge is assessed during the first fifteen Certificate Years, and during the first fifteen Certificate Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(3)  The minimum shown is the first Certificate Year Surrender Charge for Insureds with the following characteristics: Female, Issue Age 0.

(4)  The maximum shown is the first Certificate Year Surrender Charge for Insureds with the following characteristics: Male, Issue Age 55, Tobacco. (In states where the maturity age is 95, the maximum first year charge is $55.96 for an Insured with the following characteristics: Male, Issue Age 55, Tobacco and Unisex, Issue Age 57, Tobacco.)

8

The next tables describe the fees and expenses that you will pay periodically during the time that you own your Certificate, not including expenses of each Investment Option.

Periodic Charges

(Other than Investment Option Operating Expenses)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance Charge(5)	Monthly, on the Monthly Deduction Day

Minimum Charge(6)		$0.05667 per $1,000 net amount at risk	$0.04816 per $1,000 net amount at risk

Maximum Charge(7)		$90.90909 per $1,000 net amount at risk	$76.55972 per $1,000 net amount at risk

Charge for Male, Attained Age 40, Non-Tobacco		$0.19837 per $1,000 net amount at risk	$0.15647 per $1,000 net amount at risk
Monthly Certificate Expense Charge	Monthly, on the Monthly Deduction Day	$ 5	$ 5
First-Year Monthly Certificate Expense Charge	Monthly, on the Monthly Deduction Day for the first 12 Certificate Months	$ 5	$ 5
First-Year Monthly Per $ 1,000 Charge	Monthly, on the Monthly Deduction Day for the first 12 Certificate Months, and for the first 12 Certificate Months following an increase in Specified Amount to the extent of the increase	$0.05 per $1,000 of Specified Amount or Specified Amount increase	$0.05 per $1,000 of Specified Amount or Specified Amount increase
Mortality and Expense Risk Charge	Daily	Effective annual rate of 1.05% of the average daily net assets of each Subaccount you are invested in	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Certificate Loan Interest Spread(8)	On the Certificate Anniversary or earlier, as applicable(9)	3.00% (effective annual rate)	2.00% (effective annual rate)

9

Periodic Charges

(Optional Benefit Riders Only)

Charge(10)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Living Increase Rider	Monthly, on the Monthly Deduction Day

Minimum Charge(11)		$0.0034 per $1,000 of Specified Amount	$0.0028 per $1,000 of Specified Amount

Maximum Charge(12)		$5.4545 per $1,000 of Specified Amount	$4.4558 per $1,000 of Specified Amount

Charge for Male, Attained Age 40, Non-Tobacco		$0.0119 per $1,000 of Specified Amount	$0.0091 per $1,000 of Specified Amount
Waiver of Charges Rider(13)	Monthly, on the Monthly Deduction Day

Minimum Charge(14)		4.6% of cost of insurance charge	4.6% of cost of insurance charge

Maximum Charge(15)		29.0% of cost of insurance charge	29.0% of cost of insurance charge

Charge for Male, Attained Age 40, Non-Tobacco		6.1% of cost of insurance charge	6.1% of cost of insurance charge
Guaranteed Insurability Option Rider	Monthly, on the Monthly Deduction Day

Minimum Charge(16)		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount

Maximum Charge(17)		$0.14 per $1,000 of rider coverage amount	$0.14 per $1,000 of rider coverage amount

Charge for Male, Attained Age 0, Non-Tobacco		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount

(5)  The cost of insurance charge will vary based on the Insured’s Attained Age, sex and premium class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Certificate’s data page indicates the guaranteed cost of insurance charge applicable to your Certificate. More detailed information concerning your cost of insurance charge is available on request from our Administrative Center. Also, before you purchase the Certificate, we can provide you hypothetical illustrations of Certificate values based upon the Insured’s age, sex and premium class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6)  The minimum cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10.

(7)  The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco. For the maximum current cost of insurance charge, the Insured is assumed to be Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Attained Age 94, Tobacco. In states where the maturity age is 95, the maximum current charge is $22.04049 per $1,000 net amount at risk for a Male Attained Age 94, Tobacco.)

(8)  The Certificate Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Certificate Debt. The amount of interest that we charge you

10

for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody’s Investors Service, Inc. for the calendar month ending two months before the date on which the rate is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Certificate Debt is guaranteed not to go below 4%. Currently, by Society practice, the Society allows a loan spread of 0% on the gain in a Certificate in effect a minimum of ten years. This means that the Certificate loan grows at the stated adjustable loan interest rate, but the accumulated value attributed to this outstanding loan (up to the amount of gain after ten years) earns this same interest rate. This is not a guaranteed feature.

(9)  While a Certificate Loan is outstanding, loan interest is payable in advance when loans are made and on each Certificate Anniversary. For Certificates that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Certificate.

(10)  Charges for the Cost of Living Increase Rider and Waiver of Charges Rider vary based on the Insured’s Attained Age, sex and premium class. The charge for the Guaranteed Insurability Option Rider varies based on the Insured’s Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Administrative Center.

(11)  The minimum Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for guaranteed charge and Attained Ages 9-10, Non-Tobacco for current charge.

(12)  The maximum Cost of Living Increase Rider charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco). The maximum current charge assumes the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco. The maximum current charge is $1.2828 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco.)

(13)  The cost of insurance charge on the Waiver of Charges Rider also takes into account charges for all additional benefit riders attached to the Certificate.

(14)  The minimum Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(15)  The maximum Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco.

(16)  The minimum Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0.

(17)  The maximum Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco.

The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2006. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(18)

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.26%
Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement(19)	0.10%	1.26%

11

(18)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.16%

(19)  The “Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options after taking into account contractual fee waiver or expense reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year. Five Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the “Annual Investment Option Operating Expenses” table below for a description of the fees and expenses charged by each of the Investment Options available under the Certificate as well as any applicable contractual fee waiver or reimbursement arrangements.

The following table indicates the Investment Options’ fees and expenses for the year ended December 31, 2006, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
American Century Investments
VP Mid Cap Value	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%
VP Ultra® Fund	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%	(1)
VP VistaSM Fund	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%
Dreyfus
VIF Appreciation Portfolio—Initial Share Class	0.75%	0.07%		0.00%	0.82%	0.00%	0.82%
VIF Developing Leaders Portfolio—Initial Share Class	0.75%	0.09%	(2)	0.00%	0.84%	0.00%	0.84%
VIF Growth and Income Portfolio—Initial Share Class	0.75%	0.09%		0.00%	0.84%	0.00%	0.84%
VIF International Equity Portfolio—Initial Share Class	0.75%	0.28%		0.00%	1.03%	0.00%	1.03%
Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class	0.75%	0.08%		0.25%	1.08%	0.00%	1.08%
EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio	0.20%	0.11%		0.00%	0.31%	0.00%	0.31%
High Grade Bond Portfolio	0.30%	0.14%		0.00%	0.44%	0.00%	0.44%
Managed Portfolio	0.45%	0.10%		0.00%	0.55%	0.00%	0.55%

12

Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
Money Market Portfolio	0.25%	0.29%		0.00%	0.54%	0.00%	0.54%
Strategic Yield Portfolio	0.45%	0.13%		0.00%	0.58%	0.00%	0.58%
Value Growth Portfolio	0.45%	0.13%		0.00%	0.58%	0.00%	0.58%
Fidelity® Variable Insurance Products Funds
VIP Contrafund® Portfolio—Initial Class	0.57%	0.09%		0.00%	0.66%	0.00%	0.66%	(3)
VIP Growth Portfolio—Initial Class	0.57%	0.11%		0.00%	0.68%	0.00%	0.68%	(3)
VIP Growth & Income Portfolio—Initial Class	0.47%	0.13%		0.00%	0.60%	0.00%	0.60%	(3)
VIP High Income Portfolio—Service Class 2	0.57%	0.15%		0.25%	0.97%	0.00%	0.97%
VIP Index 500 Portfolio—Initial Class	0.10%	0.00%		0.00%	0.10%	0.00%	0.10%	(4)
VIP Mid Cap Portfolio—Service Class 2	0.57%	0.11%		0.25%	0.93%	0.00%	0.93%	(3)
VIP Overseas Portfolio—Initial Class	0.72%	0.16%		0.00%	0.88%	0.00%	0.88%	(3)
VIP Real Estate Portfolio—Initial Class	0.57%	0.15%		0.00%	0.72%	0.00%	0.72%	(3)
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	0.70%	0.56%	(2)	0.00%	1.26%	0.00%	1.26%	(5)
JPMorgan Small Company Portfolio	0.60%	0.56%	(2)	0.00%	1.16%	0.00%	1.16%	(5)
Summit Pinnacle Series
Nasdaq-100® Index Portfolio	0.35%	0.30%		0.00%	0.65%	0.00%	0.65%	(6)
Russell 2000® Small Cap Index Portfolio	0.35%	0.32%	(2)	0.00%	0.67%	0.00%	0.67%
S&P MidCap 400® Index Portfolio	0.30%	0.23%		0.00%	0.53%	0.00%	0.53%
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85%	(7)
Mid-Cap Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85%	(7)

13

Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
New America Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85%	(7)
Personal Strategy Balanced Portfolio	0.90%	0.02%	(2)	0.00%	0.92%	0.02%	0.90%	(7)(8)
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%		0.00%	1.05%	0.00%	1.05%	(7)

(1) The Fund has a stepped fee schedule. As a result, the Fund’s management fee rate generally decreases as Fund assets increase. Please consult the Fund’s prospectus for more details about the Fund’s management fees. Information regarding other expenses, which include the fees and expenses of the Fund’s independent directors, their legal counsel, interest and extraordinary expenses, can be found in the Fees and Expenses section of the Fund’s prospectus.

(2) Other expenses include acquired fund fees and expenses of 0.02% for the VIF Developing Leaders, Russell 2000 Small Cap Index and Personal Strategy Balanced Portfolios, and 0.01% for the Mid Cap Value and Small Company Portfolios.

(3) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund’s expenses, and/or because through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.67%, Growth & Income Portfolio 0.59%, Mid Cap Portfolio 0.91%, Overseas Portfolio 0.81% and Real Estate Portfolio 0.71%. This arrangement may be discontinued by the Fund’s manager at any time.

(4) Management fees for the Fund have been reduced to 0.10%, and total Fund expenses were limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund’s shareholders and board of trustees.

(5) Total expenses reflect a written agreement pursuant to which the Portfolio’s administrator agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio (excluding acquired Fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 1.15% of its average daily net assets through April 30, 2008 for the Mid Cap Value and Small Company Portfolios, respectively. In addition, the Portfolio’s administrator may voluntarily waive or reimburse certain of its fees, as it may determine, from time to time. Taking these voluntary waiver and reimbursement arrangements into account, total expenses for the Mid Cap Value Portfolio would be 1.00%.

(6) The Fund’s adviser has contractually agreed to limit total expenses to the extent they exceed 0.65% of the average net assets of the Nasdaq-100 Index Portfolio. This expense limit may not be changed without approval of the Portfolio’s shareholders.

(7) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio’s independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(8) The Portfolio’s manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio’s investment in other T. Rowe Price portfolios. Including this reduction, total expenses would have been 0.88%.

THE SOCIETY, VARIABLE ACCOUNT AND INVESTMENT OPTIONS

Modern Woodmen of America

The Society was incorporated on May 5, 1884 as a fraternal benefit society in the State of Illinois and is principally engaged in the offering of life insurance and annuity certificates to its members.

The Variable Account

We established the Variable Account as a separate account on March 30, 2001. The Variable Account receives and invests the Net Premiums under the Certificate, and may receive and invest net premiums for any other variable life insurance certificates we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

The Variable Account’s assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account’s assets exceed its liabilities arising under the Certificates and any other certificates it supports. The portion of the Variable Account’s assets attributable to the

14

Certificates generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Certificate liabilities. We are obligated to pay any amounts due under the Certificate.

The Variable Account currently has 32 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to, or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. Registration with the Securities and Exchange Commission (the “SEC”) does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Society. The Variable Account is also subject to the laws of the State of Illinois which regulate the operations of insurers domiciled in Illinois.

Investment Options

The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

If your Certificate was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount (“MCG Subaccount”). The MCG Subaccount is available for investment to any Certificate Holder whose Certificate was issued on or before April 30, 2004 (“Existing Certificate Holder”). An Existing Certificate Holder may continue to allocate premium payments to and make transfers from the other Subaccounts and the Declared Interest Option to the MCG Subaccount. An Existing Certificate Holder may also continue to make transfers from the MCG Subaccount to the other Subaccounts and the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option’s investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference.

15

American Century Investments.  American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Mid Cap Value Fund	• This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies’ value.
VP Ultra® Fund

•      This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP VistaSM Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Dreyfus.  The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio— Initial Share Class

•      This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund: Developing Leaders Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of companies the adviser believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in small companies with market capitalizations of less than $2 billion at the time of purchase.

Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class

•      This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

16

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

•      This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

17

Portfolio	Investment Objective(s) and Principal Investments
Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity® Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio

•      This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP High Income Portfolio

•      This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

18

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas Portfolio	• This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in foreign equity securities. The Portfolio may also invest in U.S. issuers.
Fidelity VIP Real Estate Portfolio

•      This Portfolio seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The Portfolio seeks to provide a yield that exceeds the composite yield of the S&P 500.

J.P. Morgan Series Trust II.  J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Mid Cap Value Portfolio

•      This Portfolio seeks growth from capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase.

JPMorgan Small Company Portfolio

•      This Portfolio seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase.

19

Summit Pinnacle Series of Summit Mutual Funds, Inc.  Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Nasdaq-100® Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Nasdaq-100® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

Russell 2000® Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Russell 2000® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

S&P MidCap 400® Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the S&P MidCap 400® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio*

•      This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor’s Mid-Cap 400 Index or the Russell Mid Cap Growth Index.

*     The T. Rowe Price Mid-Cap Growth Portfolio is not available as an Investment Option for Certificates issued on or after May 1, 2004.

20

Portfolio	Investment Objective(s) and Principal Investments
New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

We select the Investment Options offered through this Certificate based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Certificate Holders.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Certificate resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. MWA Financial Services, Inc., the principal underwriter of the Certificates, receives 12b-1 fees deducted from certain portfolio assets attributable to the Certificates for providing distribution and shareholder support services to some Investment Options. The Society and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to

21

dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other certificates as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of certificates, or from permitting a conversion between series or classes of certificates on the basis of requests made by Certificate Holders.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new Subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new Subaccounts available to existing Certificate Holders on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights with regard to the Subaccounts under the Certificates, we may

•	operate the Variable Account as a management company under the Investment Company Act of 1940,

•	deregister the Variable Account under that Act in the event such registration is no longer required, or,

•	subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account’s assets associated with the Certificates to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Certificate Holders or other persons who have voting rights as to the Variable Account. (See “ADDITIONAL INFORMATION—Voting Rights.”)

THE CERTIFICATE

Purchasing the Certificate

In order to issue a Certificate, we must receive a completed application, including payment of the initial premium, at our Administrative Center. We ordinarily will issue a Certificate only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Society. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Certificate is normally $100,000, although we may, in our discretion, issue Certificates with Specified Amounts less than $100,000.

The effective date of insurance coverage under the Certificate will be the latest of:

•	the Certificate Date,

•	the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

22

•	the date when we receive the full initial premium at our Administrative Center.

The Certificate Date is the date the Society approves the Certificate for issuance.

If the date the Society approves the Certificate for issuance is the 29th, 30th or 31st of any month, the Certificate Date will be the 28th of such month. We use the Certificate Date to determine Certificate Years, Certificate Months and Certificate Anniversaries. The Certificate Date may, but will not always, coincide with the effective date of insurance coverage under the Certificate.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Center on a timely basis.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility.  We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Certificate Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Administrative Center.

If mandated under applicable law, the Society may be required to reject a premium payment. We may also be required to provide additional information about you and your Certificate to government regulators.

Planned Periodic Premiums.  You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. Also, under the automatic payment plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Certificate. (See “FEDERAL TAX MATTERS.”)

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Paying a planned periodic premium will not guarantee that your Certificate remains in force. Thus, even if you pay planned periodic premiums, the Certificate will nevertheless lapse if, during the first three Certificate years Net Accumulated Value (Net Surrender Value if you’ve taken a loan on your Certificate) or, after three Certificate Years Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) and a Grace Period expires without a sufficient payment (see “THE CERTIFICATE—Certificate Lapse and Restatement—Lapse”).

However, your Certificate will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under the Society’s current practice, your Certificate will not enter the Grace Period during the fourth Certificate Year, regardless of the Net Surrender Value, if you have paid the cumulative

23

Target Premium. See Footnote One on page 8 and the Glossary for a description of the Target Premium. This is a current practice, which is not guaranteed and can be changed at any time.

Death Benefit Guarantee Premiums.  If you selected the optional Death Benefit Guarantee Rider, your Certificate’s data page will show a “Death Benefit Guarantee Monthly Premium.” (This rider may not be available in all states or for all premium classes. A registered representative can provide information on the availability of this rider. In certain states, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Certificate from lapsing. If you meet the death benefit guarantee premium requirement, then the Certificate will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)	is the sum of all premiums paid on the Certificate (accumulated from the date of payment at the prepayment interest rate shown on the Certificate data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Certificate Loans and unpaid loan interest; and

(b)	is the sum of the death benefit guarantee monthly premiums since the Certificate Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Certificate must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example: Your Certificate was issued 45 months ago and you have paid $5,000 in premiums. No Certificate Loans or partial withdrawals have been taken and you have made no Certificate changes. Your death benefit guarantee monthly premium is $100. Assuming the prepayment interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Certificate, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Certificate’s Specified Amount or death benefit option, add or delete a Certificate rider, or change premium class. We will send you a new Certificate data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums.  Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Premium Limitations.  In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

24

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Certificate, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums.  We will treat any payments you make first as payment of any outstanding Certificate Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Certificate Debt as a premium payment.

Net Premiums.  The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See “CHARGES AND DEDUCTIONS—Premium Expense Charge.”)

Allocating Net Premiums.  In your application for a Certificate, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. However, if your Certificate was issued on or after May 1, 2004, you may not allocate Net Premiums to the T. Rowe Price Mid-Cap Growth Subaccount. We will allocate Net Premiums to the Declared Interest Option if we receive them either

(1)	before the date we obtain a signed notice at our Administrative Center from you that you have received the Certificate, or

(2)	before the end of 25 days after the date we send you the Certificate.

Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Certificate (see “THE CERTIFICATE—Examination of Certificate (Cancellation Privilege)”).

The following additional rules apply to Net Premium allocations:

•

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

•

You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option (we reserve the right to raise the minimum allocation requirement, up to 10%, at our sole discretion).

•	Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

•

You may change the allocation percentages for future Net Premiums without charge, at any time while the Certificate is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at our Administrative Center and will have no effect on prior Accumulated Values.

Examination of Certificate (Cancellation Privilege)

You may cancel the Certificate by delivering or mailing Written Notice or sending a facsimile and returning the Certificate to us at our Administrative Center before midnight of the 30th day after you

25

receive the Certificate. Notice given by mail and return of the Certificate by mail are effective on being postmarked, properly addressed and postage prepaid.

Unless otherwise required, we will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Certificate at our Administrative Center, an amount equal to the greater of premiums paid or the sum of:

•	the Accumulated Value on the Business Day on or next following the date we receive the Certificate at our Administrative Center, plus

•	any premium expense charges we deducted, plus

•	monthly deductions made on the Certificate Date and any Monthly Deduction Day; plus

•	amounts approximating the daily charges against the Variable Account.

Certificate Lapse and Reinstatement

Lapse.  Your Certificate may lapse (terminate without value) during the first three Certificate Years if the Net Accumulated Value (Net Surrender Value if you’ve taken a loan on your Certificate), or after three Certificate Years if the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) and a Grace Period expires without a sufficient payment.

However, your Certificate will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day. (See “THE CERTIFICATE—Premiums—Death Benefit Guarantee Premiums.”)

Under the Society’s current practice, your Certificate will not enter the Grace Period during the fourth Certificate Year, regardless of the Net Surrender Value, if you have paid the cumulative Target Premium. See Footnote One on page 8 and the Glossary for a description of the Target Premium. This is a current practice, which is not guaranteed and can be changed at any time.

Insurance coverage will continue during the Grace Period, but we will deem the Certificate to have no Net Surrender Value for purposes of Certificate Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days (31 days in certain states) will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Certificate without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). If your Certificate enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

Reinstatement.  Prior to the Maturity Date, you may reinstate a lapsed Certificate at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Administrative Center:

•	A written application for reinstatement signed by the Certificate Holder and the Insured;

26

•	Evidence of insurability we deem satisfactory;

•	A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Certificate in force for three months; and

•	An amount equal to the monthly cost of insurance for the two Certificate Months prior to lapse.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Certificate Months prior to lapse, we will continue to deduct such charge following reinstatement of the Certificate until we have assessed such charge, both before and after the lapse, for a total of 12 Certificate Months. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”) We will not reinstate a Certificate surrendered for its Net Surrender Value. The lapse of a Certificate with loans outstanding may have adverse tax consequences (see “FEDERAL TAX MATTERS”).

The effective date of the reinstated Certificate will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Certificate, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with transfer instructions.

CERTIFICATE BENEFITS

While a Certificate is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Surrender Value by surrendering or taking a partial withdrawal from the Certificate. (See “CERTIFICATE BENEFITS—Accumulated Value Benefits—Surrender and Withdrawal Privileges.”) In addition, you have certain loan privileges under the Certificates. (See “CERTIFICATE BENEFITS—Loan Benefits—Certificate Loans.”) The Certificate also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see “CERTIFICATE BENEFITS—Death Proceeds—Death Benefit Options”), and benefits upon the maturity of a Certificate (see “CERTIFICATE BENEFITS—Benefits at Maturity”).

Accumulated Value Benefits

Surrender and Withdrawal Privileges.  At any time prior to the Maturity Date while the Certificate is in force, you may surrender the Certificate or make a partial withdrawal by sending us Written Notice. If we receive your Written Notice to surrender or make a partial withdrawal from your Certificate prior to 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Certificate at or after 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge will apply to any surrender during the first fifteen Certificate Years, as well as during the first fifteen years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See “CHARGES AND DEDUCTIONS—Surrender Charge, and—Partial Withdrawal Fee.”) We ordinarily mail surrender and withdrawal proceeds to the Certificate Holder within seven days after we receive a signed request at our Administrative Center, although we may postpone payments under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

27

Facsimile Requests.  You may request a partial withdrawal from or surrender of your Certificate via facsimile.

•	Facsimile requests must be directed to 1-515-226-6870 at our Administrative Center. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and Certificate number. We may require your address or social security number be provided for verification purposes.

•

We will compare your signature to your original Certificate application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.

•

Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Center. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

•

A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•

We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a Written Notice to us. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrenders.  The amount payable upon surrender of the Certificate is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Certificate, as requested by the Certificate Holder. (See “ADDITIONAL CERTIFICATE PROVISIONS—Settlement Options” in the Statement of Additional Information.) If you surrender the entire Certificate, all insurance in force will terminate and you cannot reinstate the Certificate. See “FEDERAL TAX MATTERS” for a discussion of the tax consequences associated with surrenders. If not paid in cash, the Surrender Charge will be deducted from the amount surrendered.

Partial Withdrawals.  You may obtain a portion of the Certificate’s Net Surrender Value as a partial withdrawal from the Certificate.

•	A partial withdrawal must be at least $500.

•	A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

If not paid in cash, we will deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial withdrawal in a lump sum or under one of the settlement options specified in the Certificate. (See “ADDITIONAL CERTIFICATE PROVISIONS—Settlement Options” in the Statement of Additional Information.)

We will allocate a partial withdrawal (together with the Partial Withdrawal Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do

28

not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Certificate Debt, bear to the total Accumulated Value, reduced by any outstanding Certificate Debt, on the date we receive the request at our Administrative Center.

Partial withdrawals will affect both the Certificate’s Accumulated Value and the death proceeds payable under the Certificate. (See “CERTIFICATE BENEFITS—Death Proceeds.”)

•	The Certificate’s Accumulated Value will be reduced by the amount of the partial withdrawal.

•

If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Certificate, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal multiplied by the specified amount factor then in effect.

•	If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

If Type 1 is in effect at the time of withdrawal, the partial withdrawal will reduce the Certificate’s Specified Amount by the amount of Accumulated Value withdrawn. If Type 2 is in effect at the time of the withdrawal, there will be no effect on Specified Amount. (See “CERTIFICATE BENEFITS—Death Proceeds—Death Benefit Options.”) The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Certificate in effect on the date of the partial withdrawal, as published by the Society. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”) For a discussion of the tax consequences associated with partial withdrawal, see “FEDERAL TAX MATTERS.”

Net Accumulated Value.  Net Accumulated Value equals the Certificate’s Accumulated Value reduced by any outstanding Certificate Debt and increased by any unearned loan interest.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Administrative Center that you have received the Certificate, or 25 days after the date we send you the Certificate, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

•	The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount’s unit value for the current Valuation Period; PLUS

•	Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

•	All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

•

All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Certificate Debt; MINUS

29

•	All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

•	The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Certificate Month following the Monthly Deduction Day.

The Certificate’s total Accumulated Value in the Variable Account equals the sum of the Certificate’s Accumulated Value in each Subaccount.

Unit Value.  Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Certificate’s Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

Transfers

The following features apply to transfers under the Certificate:

•

You may transfer amounts among the Subaccounts an unlimited number of times in a Certificate Year; however, you may only make one transfer per Certificate Year between the Declared Interest Option and the Variable Account. However, if your Certificate was issued on or after May 1, 2004, you may not transfer amounts to the T. Rowe Price Mid-Cap Growth Subaccount. Transfers among or between the Subaccounts and the Declared Interest Option are also subject to our limitations on frequent transfer activity (see “Additional Limitations on Transfers”).

•

You may make transfers by Written Notice or, if you elected the “Telephone Transfer Authorization” in the application, by calling our Administrative Center toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should send us Written Notice.

•

The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Certificate Debt). The Society may, at its discretion, waive the $100 minimum requirement.

•

We process transfers at the Unit Values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

•

The first transfer in each Certificate Year is free. (The Society has extended this privilege to the first twelve transfers in a Certificate Year. This extension may be terminated at any time.) Each time you subsequently transfer amounts in that Certificate Year, we may assess a transfer charge of $25. We will deduct the transfer charge on a pro-rata basis from the

30

Declared Interest Option and/or Subaccounts to which the transfer is made unless you submit payment for the charge at the time of your request. Once we issue a Certificate, we will not increase this charge. (See “CHARGES AND DEDUCTIONS—Transfer Charge.”)

•	For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and place at least $1,000 in a single “source account” (either the Declared Interest Option or the Money Market Subaccount). Provided there is no outstanding Certificate Debt, we will automatically transfer equal amounts from the source account to your designated “target accounts” each month.

•	The minimum amount of each transfer is $100.

•

Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. However, if your Certificate was issued on or after May 1, 2004, you may not transfer amounts to the T. Rowe Price Mid-Cap Growth Subaccount.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a Written Notice.

•	Each dollar cost averaging transfer counts against the twelve free transfer limit in a Certificate Year. All transfers made on the same date count as one transfer.

•	The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

•	We reserve the right to discontinue this program at any time.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Certificate Holder who makes frequent transfers among the Subaccounts available under this Certificate causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of

31

the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Certificate Holder between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Certificate Holders and other persons who may have material rights under the Certificate (e.g., Beneficiaries). We endeavor to protect long-term Certificate Holders by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Certificates, and have no arrangements in place to permit any Certificate Holder to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Certificate.

We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Certificate Holders. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Certificates that we believe are related (e.g., two Certificates with the same Certificate Holder or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

If transfer activity violates our established parameters, we may apply restrictions that we reasonably believe will prevent any disadvantage to other Certificate Holders and persons with material rights under a Certificate. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Certificate Holders who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we may impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some Certificate Holders may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Society’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Certificate Holders (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Certificate, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Certificate Holders or intermediaries acting on behalf of Certificate Holders. Moreover, because our procedures to detect frequent transfer activity may not detect such activity before it occurs, some frequent transfer activity may occur before we are able to restrict the activity. Our ability to discourage and restrict frequent transfer activity may also be limited by the provisions of the Certificate.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Certificate Holders, other persons with material rights under the Certificates, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Certificate Holders engaging in frequent transfer activity among the Subaccounts under the Certificate. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

32

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Certificate Holders should be aware that we may not have the contractual obligation or the operational capacity to monitor Certificate Holders’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Certificate Holders and other persons who have material rights under the Certificates should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Certificate Holders and other persons with material rights under the Certificates also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies (“variable contracts”). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to detect and to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Society, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Certificate Holders engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Society’s ability to satisfy its contractual obligations to Certificate Holders.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Certificate Holders.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Loan Benefits

Certificate Loans.  So long as the Certificate remains in force and has a positive Net Surrender Value, you may borrow money from the Society at any time using the Certificate as the sole security for the Certificate Loan. A loan taken from, or secured by, a Certificate may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

The maximum amount that you may borrow at any time is 90% of the Surrender Value as of the end of the Valuation Period during which we receive the request for the Certificate Loan at our Administrative Center, less any previously outstanding Certificate Debt. (In certain states, you may

33

borrow up to 100% of the Certificate’s Surrender Value.) The Society’s claim for repayment of Certificate Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Certificate Debt, we will treat payments you make first as payment of outstanding Certificate Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Certificate Debt.

Allocation of Certificate Loan.  When you take a Certificate Loan, we segregate an amount equal to the Certificate Loan (including interest) within the Declared Interest Option as security for the loan. If, immediately prior to the Certificate Loan, the Accumulated Value in the Declared Interest Option less Certificate Debt outstanding is less than the amount of such Certificate Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value in the same proportions that the Certificate’s Accumulated Value in each Subaccount bears to the Certificate’s total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Certificate Loan at our Administrative Center.

We normally will mail loan proceeds to you within seven days after receipt of a Written Notice. Postponement of a Certificate Loan may take place under certain circumstances.

(See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Amounts segregated within the Declared Interest Option as security for Certificate Debt will bear interest at an effective annual rate set by the Society. This rate may be different than that used for other amounts within the Declared Interest Option. (See “CERTIFICATE BENEFITS—Loan Benefits—Effect on Investment Performance.”)

Loan Interest Charged.  The interest rate charged on Certificate Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the “Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds” as published by Moody’s Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time. You will be notified of the change. The new rate will take effect on the Certificate Anniversary coinciding with, or next following, the date the rate is changed.

Effect on Investment Performance.  Amounts transferred from the Variable Account as security for Certificate Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Certificate Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Society. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Certificate Holder to the Variable Account, but will not be segregated within the Declared Interest Option as security for Certificate Debt.

For Certificates that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain.

Even though you may repay Certificate Debt in whole or in part at any time prior to the Maturity Date if the Certificate is still in force, Certificate Loans will affect the Accumulated Value of a Certificate and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Certificate Debt while Certificate Debt is outstanding. In comparison to a Certificate under which no Certificate Loan was made, Accumulated Value will be lower where such interest rates credited were less than

34

the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Certificate Debt.

Certificate Debt.  Certificate Debt equals the sum of all unpaid Certificate Loans and any due and unpaid certificate loan interest. If there is Certificate Debt and the Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”), we will notify you. To avoid lapse and termination of the Certificate without value (see “THE CERTIFICATE—Certificate Lapse and Reinstatement—Lapse”), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). Therefore, the greater the Certificate Debt under a Certificate, the more likely it would be to lapse.

Repayment of Certificate Debt.  You may repay Certificate Debt in whole or in part any time during the Insured’s life and before the Maturity Date so long as the Certificate is in force. We subtract any Certificate Debt not repaid from the death benefit payable at the Insured’s death, from Surrender Value upon complete surrender or from the maturity benefit. Any payments made by a Certificate Holder will be treated first as the repayment of any outstanding Certificate Debt, unless the Certificate Holder indicates otherwise. Upon partial or full repayment of Certificate Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Certificate Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Certificate Holder. We will notify you when your Certificate Debt is repaid in full.

For a discussion of the tax consequences associated with Certificate Loans and lapses, see “FEDERAL TAX MATTERS.”

Death Proceeds

So long as the Certificate remains in force, the Certificate provides for the payment of death proceeds upon the death of the Insured.

•	You may name one or more principal Beneficiaries or contingent Beneficiaries and we will pay proceeds to the principal Beneficiary or a contingent Beneficiary.

•

If no Beneficiary survives the Insured, we will pay the death proceeds pursuant to Section 21 of the Society’s By-Laws. We may pay death proceeds in a lump sum or under a settlement option. (See “ADDITIONAL CERTIFICATE PROVISIONS—Settlement Options” in the Statement of Additional Information.)

To determine the death proceeds, we will reduce the death benefit by any outstanding Certificate Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt at our Administrative Center of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”) We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

Death Benefit Guarantee Rider.  If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day, we will check to see if you have met the death benefit guarantee premium test by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Certificate will not enter a Grace Period

35

even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount that you must pay within 61 days to prevent your Certificate from lapsing. (See “THE CERTIFICATE—Premiums—Death Benefit Guarantee Premiums.”) Your Certificate will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a)	is the sum of all premiums paid on the Certificate (accumulated from the date of payment at the prepayment interest rate shown on the Certificate data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Certificate Loans and unpaid loan interest; and

(b)	is the sum of the death benefit guarantee monthly premiums since the Certificate Date accumulated at the prepayment interest rate.

Death Benefit Options.  Certificate Holders designate in the initial application one of two death benefit options offered under the Certificate. The amount of the death benefit payable under a Certificate will depend upon the option in effect at the time of the Insured’s death.

Under Type 1, the death benefit will be equal to the greater of:

•	the current Specified Amount, or

•

the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured’s Attained Age.

Under Type 1, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Certificate and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Type 1 where the Accumulated Value is not paid in addition to the Specified Amount.

Under Type 2, the death benefit will be equal to the greater of:

•	the sum of the current Specified Amount and the Accumulated Value, or

•	the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age.

We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Type 2, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Type 2.

Appendix A in the Statement of Additional Information shows examples illustrating Type 1 and Type 2. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the specified amount factor table in Appendix A.

Whether you choose Type 1 or Type 2, you will always be guaranteed a minimum death benefit that is equal to the Specified Amount.

Changing the Death Benefit Option.  You may change the death benefit option in effect at any time by sending a Written Notice to us. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change

36

in death benefit options may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

If you change the death benefit option from Type 1 to Type 2, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. (If you change the death benefit option from Type 1 to Type 2, the Society currently will allow you to increase the death benefit by the amount of the Accumulated Value, subject to the $10,000 minimum increase requirement. Evidence of insurability is required.) If you change the death benefit option from Type 2 to Type 1, the current Specified Amount will not change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change, the Certificate would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”)

Change in Existing Coverage.  After a Certificate has been in force for one Certificate Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a Written Notice. A change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.”) If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see “THE CERTIFICATE—Premiums—Premium Limitations”), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Certificate in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Certificate’s Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of insurance for the next Certificate Month. A Specified Amount increase is subject to its own Surrender Charge.

Accelerated Benefits Rider

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by Written Notice and subject to the conditions stated below, have the Society pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this rider.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

The accelerated benefit equals up to 75% of the Certificate’s death benefit subject to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all certificates issued by the Society on the Insured).

37

Benefits at Maturity

The Maturity Date is Attained Age 115 (Attained Age 95 in certain states). If the Insured is alive and the Certificate is in force on the Maturity Date, the Society will pay to you the Certificate’s Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Certificate Debt. (See “CERTIFICATE BENEFITS—Loan Benefits—Repayment of Certificate Debt.”) We may pay benefits at maturity in a lump sum or under a settlement option. The tax consequences associated with continuing a Certificate beyond age 100 are unclear. Consult a tax adviser on this issue.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Certificate to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

The current premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. The premium expense charge will never exceed 7% of any premium. It is used to compensate us for expenses incurred in distributing the Certificate, including agent sales commissions, the cost of printing prospectuses and sales literature and advertising costs.

Monthly Deduction

We deduct certain charges monthly from the Accumulated Value of each Certificate (“monthly deduction”) to compensate us for the cost of insurance coverage and any additional benefits added by rider (see “ADDITIONAL INSURANCE BENEFITS”), for underwriting and start-up expenses in connection with issuing a Certificate and for certain administrative costs. We deduct the monthly deduction as of the Certificate Date and each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Certificate’s Net Accumulated Value in the Declared Interest Option and the Certificate’s Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Certificate. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

•	the cost of insurance for the Certificate; plus

•	the cost of any optional insurance benefits added by rider; plus

•	the monthly certificate expense charge.

During the first 12 Certificate Months and during the 12 Certificate Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Certificate Months, the monthly deduction also will include a first-year monthly expense charge.

38

Cost of Insurance.  This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Certificate Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk.  The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Certificate, death benefit option chosen, partial withdrawals and decreases in Specified Amount. The net amount at risk for a Certificate Month is equal to (a) divided by (b) minus (c) where:

(a) is the death benefit;

(b) is 1.0032737(1); and

(c) is the Accumulated Value.

We determine the death benefit and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate.  We base the cost of insurance rate for the initial Specified Amount on the Insured’s sex, premium class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured’s premium class on the effective date of the increase, sex and Attained Age. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners’ Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Certificates have been in force the same length of time.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Society currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Certificate, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into two categories: tobacco and non-tobacco. The Society may offer preferred classes in addition to the standard tobacco and non-tobacco classes. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco.

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the premium class on the Certificate Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the premium class

(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

39

applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the premium class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits.  The monthly deduction will include charges for any additional benefits provided by rider. (See “ADDITIONAL INSURANCE BENEFITS”.)

Monthly Certificate Expense Charge.  We have primary responsibility for the administration of the Certificate and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, partial withdrawals, surrenders, Certificate changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Certificate and the Variable Account, we assess a $5 monthly administrative charge against each Certificate. We guarantee this charge will not exceed $5 per Certificate Month.

First-Year Monthly Per $1,000 Charge.  We deduct charges from Accumulated Value as part of the monthly deduction during the first twelve Certificate Months and during the twelve Certificate Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Certificate and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured’s premium class, and establishing Certificate records. The monthly per unit charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount. We guarantee this charge will not exceed $0.05 per $1,000.

First-Year Monthly Certificate Expense Charge.  We will deduct an additional monthly charge from Accumulated Value during the first twelve Certificate Months. This charge will compensate us for costs associated with underwriting and issuing the Certificate. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly certificate expense charge is $5 per Certificate Month. We guarantee this charge will not exceed $5 per Certificate Month.

Transfer Charge

We may impose a transfer charge of $25 for the second and each subsequent transfer during a Certificate Year to compensate us for the costs in making the transfer. However, it is the Society’s current practice to waive the transfer charge for the first twelve transfers during a Certificate Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Certificate Year. (This practice may be terminated at any time.)

•	Unless paid in cash, we will deduct the transfer charge on a pro-rata basis from the Declared Interest Option and/or Subaccounts to which the transfer is made.

•	Once we issue a Certificate, we will not increase this charge for the life of the Certificate.

•

We will not impose a transfer charge on transfers that occur as a result of Certificate Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following your acceptance of the Certificate.

Currently, there is no charge for changing the Net Premium allocation instructions.

Partial Withdrawal Fee

Upon partial withdrawal from a Certificate, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from the Accumulated Value.

40

Surrender Charge

We apply a Surrender Charge during the first fifteen Certificate Years, as well as during the first fifteen years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the sixteenth year and varies based on the age, sex, premium class and Certificate Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various premium classes in the first Certificate Year.

Issue Age	Male, Tobacco	Female, Tobacco	Unisex, Tobacco
30	$22.45	$19.25	$21.79
50	$45.36	$35.34	$43.13
70	$55.21	$55.27	$55.30

The maximum Surrender Charge for any Certificate is $55.97 per $1,000 of Specified Amount. (See “APPENDIX B—Maximum Surrender Charges.”) The Surrender Charge is level within each Certificate Year. If not paid in cash, the Surrender Charge will be deducted from the amount surrendered.

You may surrender this Certificate without incurring a Surrender Charge after the first Certificate Year if the Insured is:

(a) terminally ill, or

(b) stays in a qualified nursing care center for 90 consecutive days.

This waiver is not available in all states.

Variable Account Charges

Mortality and Expense Risk Charge.  We currently deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges assessed against the Certificates.

Federal Taxes.  Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See “FEDERAL TAX MATTERS.”)

Investment Option Expenses.  The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

Compensation.  For information concerning compensation paid for the sale of the Certificates, see “DISTRIBUTION OF THE CERTIFICATES.”

41

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option’s assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Certificate and Statement of Additional Information for complete details regarding the Declared Interest Option.

Transfers, Partial Withdrawals, Surrenders and Certificate Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. However, if your Certificate was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount. Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Certificate Year. Currently, we waive the transfer charge for the first twelve transfers during a Certificate Year, but may deduct a $25 charge from the amount transferred for the thirteenth and each subsequent transfer in a Certificate Year. (We may terminate this practice at any time.) No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the Net Accumulated Value in the Declared Interest Option immediately after the transfer would be less than $1,000. If the Net Accumulated Value in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Certificate Holder may also make surrenders and obtain Certificate Loans from the Declared Interest Option at any time prior to the Certificate’s Maturity Date.

We may delay payment of partial withdrawals and surrenders from, and payments of Certificate Loans allocated to, the Declared Interest Option for up to six months.

42

ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, you may add one or more of the following additional insurance benefits to your Certificate by rider:

•

Cost of Living Increase. This rider automatically increases the Specified Amount under the Certificate on every third Certificate Anniversary without requiring evidence of insurability. There is a monthly deduction for the cost of this rider.

•

Waiver of Charges. This rider provides that, in the event of the Insured’s total disability (as defined in the rider) before the Certificate Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Society will waive the monthly deduction until the end of the disability. There is a monthly deduction for the cost of this rider.

•

Death Benefit Guarantee. This rider guarantees that the Certificate will not enter the Grace Period should the Net Accumulated Value, or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. (In certain states this rider is known as the Death Benefit Protection Rider.) There is no charge for this rider.

•

Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Certificate to be increased up to seven times without new evidence of insurability. There is a monthly deduction for the cost of this rider.

•

Accelerated Benefits. This rider provides for the payment of all or a portion of the accelerated death benefit in the event that the Insured becomes terminally ill. There is no charge for this rider. You should consult a qualified tax adviser about the consequences of requesting an accelerated death benefit payment.

Not all riders are available in all states, and state variations may apply.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See “CHARGES AND DEDUCTIONS—Monthly Deduction”) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Certificate, from the registered representative selling the Certificate.

GENERAL PROVISIONS

Change of Provisions

We reserve the right to change the Certificate, in the event of future changes in the federal tax law, to the extent required to maintain the Certificate’s qualification as life insurance.

Except as provided in the foregoing paragraph, no one can change any part of the Certificate except the Certificate Holder and an officer of the Society. Both must agree to any change and such change must be in writing. No agent may change the Certificate or waive any of its provisions.

Ownership

The Insured is the Certificate Holder and person having control of the Certificate unless another owner is named. During the Insured’s lifetime, all rights granted by the Certificate belong to the Certificate Holder, except as otherwise provided for in the Certificate.

43

If the issue age is 15 or less, the applicant for the Certificate, or the applicant’s duly appointed successsor, shall have control of the Certificate but may not assign it. During the period after the Insured attains age 16 and before the Insured attains age 21, control of the Certificate will pass to the Insured: (a) upon the death of such applicant; or (b) upon receipt of a written request by such applicant in a form satisfactory to the Society. When the Insured attains age 21, control of the Certificate shall automatically pass to the Insured.

The Beneficiary

The Certificate Holder designates the principal Beneficiaries and contingent Beneficiaries in the application. If changed, the principal Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Society. One or more principal or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Certificate Holder.

Unless a settlement option is chosen, we will pay the proceeds payable at the Insured’s death in a lump sum to the principal Beneficiary. If the principal Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds pursuant to Section 21 of the Society’s By-Laws.

Change of Address

We confirm all Certificate Holder change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE CERTIFICATES

We have entered into a distribution agreement with our affiliate, MWA Financial Services, Inc. (“MWAFS”) for the distribution and sale of the Certificates. MWAFS may sell the Certificates through its registered representatives.

MWAFS receives 0.25% from the following Investment Options in the form of 12b-1 fees based on Certificate assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; and Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to MWAFS for the sale of the Certificates by its registered representatives. The maximum commissions payable will be 40% of Target Premiums in the first Certificate Year, 5% of Target Premiums in each Certificate Year after the first Certificate Year and 5% of excess premiums in all Certificate Years. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment.

MWAFS passes through commissions it receives to its registered representatives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Certificates are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

44

Because registered representatives of MWAFS are also insurance agents of the Society, they and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that we may provide jointly with MWAFS. These programs include conferences, seminars, and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, subject to applicable regulatory requirements. Sales of the Certificates may help registered representatives and/ or their managers qualify for such benefits. In addition, MWAFS registered representatives who meet certain Society productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Certificates, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

See “DISTRIBUTION OF THE CERTIFICATES” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Certificates.

Under the Public Disclosure Program, NASD, Inc. (“NASD”) provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Certificate and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Certificate

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance certificate must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Certificate issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Certificate will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Certificate. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to modify the Certificate as necessary in order to do so.

In some circumstances, Certificate Holders who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not

45

address certain aspects of the Certificates, we believe that the Certificate Holder should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modifications be necessary to prevent Certificate Holders from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Subaccounts be “adequately diversified” in order for the Certificate to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Certificate will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Certificate Benefits

In General.  The Society believes that the death benefit under a Certificate should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of certificate proceeds depend on the circumstances of each Certificate Holder or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Certificate Holder will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Certificate occur, or when loans are taken out from or secured by a Certificate, the tax consequences depend on whether the Certificate is classified as a modified endowment contract (“MEC”).

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC. In general, a Certificate will be classified as a MEC if the amount of premiums paid into the Certificate causes the Certificate to fail the “7-pay test.” A Certificate will generally fail the 7-pay test if, at any time in the first seven Certificate Years, the amount paid into the Certificate exceeds the sum of the level premiums that would have been paid at that point under a Certificate that provided for paid-up future benefits after the payment of seven level annual payments.

In some circumstances where there is a reduction in the benefits under the Certificate during the first seven years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Certificate had originally been issued at the reduced face amount. If there is a “material change” in the Certificate’s benefits or other terms at any time, the Certificate may have to be retested as if it were a newly issued Certificate. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Certificate Years. In addition, a Certificate will also be treated as a MEC if it is received in exchange for another life insurance contract that is a MEC at the time of the exchange. To prevent your Certificate from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Certificate Holder should consult a tax adviser to determine whether a transaction will cause the Certificate to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Certificates classified as MECs are subject to the following tax rules:

(1)	All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain

46

taxable as ordinary income and as tax-free recovery of the Certificate Holder’s investment in the Certificate only after all gain has been distributed.

(2)	Loans taken from or secured by a Certificate classified as a MEC are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Certificate Holder has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Certificate Holder or the joint lives (or joint life expectancies) of the Certificate Holder and the Certificate Holder’s beneficiary or designated beneficiary.

(4)	If a Certificate becomes a MEC, distributions that occur during the Certificate Year will be taxed as distributions from a MEC. In addition, distributions from a Certificate within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Certificate that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Certificates that are not Modified Endowment Contracts.  Distributions other than death benefits from a Certificate that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Certificate Holder’s investment in the Certificate, and only after the recovery of all investment in the Certificate, as taxable income. However, certain distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for Federal income tax purposes if Certificate benefits are reduced during the first 15 Certificate Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Certificate that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Certificate where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Certificates in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Certificate that is not a MEC are subject to the 10-percent additional income tax.

Investment in the Certificate.  Your investment in the Certificate is generally your aggregate premiums. When a distribution is taken from the Certificate, your investment in the Certificate is reduced by the amount of the distribution that is tax-free.

Certificate Loans.  In general, interest on a Certificate Loan will not be deductible. If a loan from a Certificate is outstanding when the Certificate is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Certificate and will be taxed accordingly. Before taking out a Certificate Loan, you should consult your tax adviser as to the tax consequences.

Withholding.  To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Certificates.  All MECs that are issued by the Society to the same Certificate Holder during any calendar year are treated as one MEC for purposes of determining the amount includible in the Certificate Holder’s income when a taxable distribution occurs.

Accelerated Death Benefits.   The Society believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit rider should be fully excludable from the gross income of the recipient, except in certain business contexts. However,

47

you should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider.

Continuation of Certificate Beyound Age 100.  The tax consequences of continuing a Certificate beyond the Insured’s Attained Age 100 are unclear. A tax adviser should be consulted on this issue.

Exchanges.  The Society believes that an exchange of a fixed-benefit certificate issued by the Society for a Certificate generally should be treated as a non-taxable exchange of life insurance certificates within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit certificate. Moreover, to the extent a fixed-benefit certificate with an outstanding loan is exchanged for an unencumbered Certificate, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Certificate Holder should consult a tax adviser as to whether an exchange of a fixed-benefit certificate for the Certificate will have adverse tax consequences.

Other Certificate Holder Tax Matters.  Businesses can use the Certificate in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Certificate or a change in an existing Certificate should consult a tax adviser.

Employer-owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Certificates.  If a Certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Certificate, this Certificate could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a Certificate.

Split-Dollar Arrangements.  The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that

48

have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance contracts for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Certificate or the purchase of a new Certificate in connection with a split-dollar insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Certificate or the proceeds of a Certificate under the federal corporate alternative minimum tax, if the Certificate Holder is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes.  When the Insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the Insured owned the Certificate. If the owner was not the Insured, the fair market value of the Certificate would be included in the owner’s estate upon the owner’s death. The Certificate would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance Certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

49

Taxation of the Society

At the present time, the Society makes no charge for any Federal, state or local taxes that may be attributable to the Variable Account or to the Certificates. The Society reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Society may incur.

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Society will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.

The number of votes you have the right to instruct are calculated separately for each Subaccount and are determined by dividing the Certificate’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Society will vote Fund shares attributable to Certificates as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Certificates) in proportion to the voting instructions which are received with respect to all Certificates participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other insurers. The Society expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurers. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Certificate Holders.

Postponement of Payments

The Society will usually mail the proceeds of complete surrenders, partial withdrawals and Certificate Loans within seven days after we receive your signed request at our Administrative Center. We will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Certificate Loan, and payment of death proceeds or benefits at maturity whenever:

•

the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission by order permits postponement for the protection of Certificate Holders; or

50

•

an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

Payments under the Certificate which are derived from any amount paid to the Society by check or draft may be postponed until such time as the Society is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Society may be required to block a Certificate Holder’s account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Certificate to government regulators.

Legal Proceedings

The Society, like other insurers, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of MWA Financial Services, Inc. to perform its contract with the Variable Account or the ability of the Society to meet its obligations under the Certificates.

Administrative Services Agreement

The Certificates are administered by EquiTrust Life Insurance Company (“EquiTrust Life”), an Iowa corporation having its principal offices at 5400 University Avenue, West Des Moines, Iowa 50266, pursuant to an administrative agreement between the Society and EquiTrust Life. EquiTrust Life also maintains records of transactions relating to the Certificates and provides other services.

FINANCIAL STATEMENTS

The audited statutory-basis balance sheets of the Society as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2006, and the related financial statement schedules, as well as the independent registered public accounting firm reports thereon, are contained in the Statement of Additional Information. Likewise the audited statements of assets and liabilities of the Variable Account as of December 31, 2006, and the related statements of operations and changes in net assets for each of the periods ended December 31, 2006 as disclosed in the financial statements, as well as the related independent registered public accounting firm report, are contained in the Statement of Additional Information.

The Society’s statutory-basis financial statements should be considered only as bearing on the Society’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

51

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (the “SAI”) contains more detailed information about the Certificates than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-877-249-3692, or write us at 5400 University Avenue, West Des Moines, Iowa 50266.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Certificate’s death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Certificate.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Certificate. Information about us and the Certificate (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

Investment Company Act of 1940, File Number 811-10497

52

GLOSSARY

Accumulated Value: The sum of the values of the Certificate in each subaccount of the Variable Account and the value of the Certificate in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Certificate Debt.

Administrative Center: The Society’s administrative office located at 5400 University Avenue, West Des Moines, Iowa 50266.

Attained Age: The Insured’s age on his or her last birthday on the Certificate Date plus the number of Certificate Years since the Certificate Date.

Beneficiary: The person or entity the Certificate Holder named in the application, or by later designation, to receive the death proceeds upon the Insured’s death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

Certificate: The flexible premium variable life insurance certificate we offer and describe in this Prospectus, which term includes the basic certificate, the certificate application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the issue date.

Certificate Anniversary: The same date in each Certificate Year as the Certificate Date.

Certificate Date: The date set forth on the Certificate data page which we use to determine Certificate Years, Certificate Months and Certificate Anniversaries. The Certificate Date may, but will not always, coincide with the effective date of insurance coverage under the Certificate. (See “THE CERTIFICATE—Purchasing the Certificate.”)

Certificate Debt: The sum of all outstanding Certificate Loans and any due and unpaid loan interest.

Certificate Holder, you, your: The person who controls the Certificate and who is entitled to exercise all rights and privileges provided in the Certificate. The Certificate Holder is named in the application.

Certificate Loan: An amount the Certificate Holder borrows from the Society using the Certificate as the sole security.

Certificate Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Certificate Year: A twelve-month period that starts on the Certificate Date or on a Certificate Anniversary.

Declared Interest Option: An allocation option under the Certificate funded by the Society’s General Account. Certificate Holders may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Society credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

Due Proof of Death: Proof of death that is satisfactory to the Society. Such proof may consist of the following:

(a) A certified copy of the death certificate;

(b) A certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) Any other proof satisfactory to the Society.

G-1

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Society other than those allocated to the Variable Account or any other separate account.

Grace Period: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Certificate Holder that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Insured: The person upon whose life the Society issues a Certificate.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Insured’s Attained Age 115 (Attained Age 95 in certain states). It is the date when the Certificate terminates and the Certificate’s Accumulated Value less Certificate Debt becomes payable to the Certificate Holder or the Certificate Holder’s estate.

Monthly Deduction Day: The same date in each month as the Certificate Date. The Society makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”)

Net Accumulated Value: The Accumulated Value of the Certificate reduced by any outstanding Certificate Debt and increased by any unearned loan interest.

Net Asset Value: The total current value of each Subaccount’s securities, cash, receivables and other assets less liabilities.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”).

Net Surrender Value: The Surrender Value minus any Certificate Debt plus any unearned loan interest.

Partial Withdrawal Fee: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

The Society, we, us, our: Modern Woodmen of America, a fraternal benefit society.

Specified Amount: The minimum death benefit payable under a Certificate so long as the Certificate remains in force. The Specified Amount as of the Certificate Date is set forth on the data page in each Certificate.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first fifteen Certificate Years and for fifteen years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus the Surrender Charge.

Target Premium: A premium amount specified by the Society. We use this amount to calculate the premium expense charge. We also use Target Premium to calculate registered representatives’ compensation.

Unit Value: The value determined by dividing each Subaccount’s Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

Variable Account: Modern Woodmen of America Variable Account, a separate investment account the Society established to receive and invest the Net Premiums paid under the Certificates.

Written Notice: A written request or notice signed by the Certificate Holder on a form satisfactory to the Society which the Society receives at our Administrative Center.

G-2

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

MODERN WOODMEN OF AMERICA

Home Office:	Variable Product Administrative Center:
1701 1st Avenue	PO Box 9284
Rock Island, Illinois 61201	Des Moines, Iowa 50306
1-877-249-3692

MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium variable life insurance certificate (the “Certificate”) offered by Modern Woodmen of America (the “Society”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Certificate and the prospectuses for the Investment Options. The Prospectus for the Certificate is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

May 1, 2007

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT THE SOCIETY

Modern Woodmen of America

Modern Woodmen of America is a fraternal benefit society which was incorporated in the State of Illinois on May 5, 1884. Our principal offices are at 1701 1st Avenue, Rock Island, Illinois 61201. Our principal business is offering life insurance and annuity certificates. We are admitted to do business in 47 states and the District of Columbia—Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

It is the Society’s objective and purpose to bring together persons of exemplary habits and good moral character into a fraternal benefit society and to provide social, intellectual, moral and physical improvement of its members; to promote fraternal relationships and foster acts of fraternity, charity and benevolence by and among its members; to provide opportunities for service to others and community; to encourage and strengthen the concept of the conventional and traditional family unit and to assist its members in living in harmony with their environment.

State Regulation of the Society

The Society, which is organized as a fraternal benefit society under the laws of Illinois, is subject to regulation by the Illinois Insurance Department. An annual statement is filed with the Illinois Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Society as of December 31 of the preceding year. Periodically, the Illinois Insurance Department examines the liabilities and reserves of the Society and the Variable Account and certifies their adequacy. A full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

In addition, the Society is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

Safekeeping of the Variable Account’s Assets

The Society holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Fire and Marine in the amount of $5,000,000 covering all the officers and employees of the Society.

Material Irreconcilable Conflicts

The Funds currently sell shares to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Society or each other. These shares serve as the underlying investment for both variable life insurance contracts and variable annuity contracts. We currently do not foresee any disadvantage to Certificate Holders arising from the sale of shares to support variable life insurance contracts and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Society. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Certificate Holders, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

ADDITIONAL CERTIFICATE PROVISIONS

The Certificate

We issue the Certificate in consideration of the statements in the application and the payment of the initial premium. The Certificate, the application, and any supplemental applications and any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the issue date make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Certificate or in defense of a claim unless the statement is contained in the application or any supplemental application.

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Certificate is in force, operate the Certificate as a flexible premium adjustable life insurance certificate by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Certificate Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option until you request a change in allocation to convert the Certificate back to a flexible premium variable life insurance certificate. The Society will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

Assignment

The Certificate Holder may assign the Certificate as collateral security. The Society assumes no responsibility for the validity or effect of any collateral assignment of the Certificate. No assignment will bind us unless and until we receive notice of the assignment in writing at our Administrative Center. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Administrative Center. Assigning the Certificate may have federal income tax consequences.

Changing the Beneficiary

During the Insured’s lifetime, the Beneficiary may be changed. To make a change, you must send a Written Notice to us. The request for the change must be in a form satisfactory to the Society and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Certificate for endorsement.

Incontestability

The Certificate is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Certificate Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Certificate with another life insurance certificate issued by us or one of our affiliates, we will credit the amount of time you held your Certificate when calculating incontestability provisions under the new certificate.

Misstatement of Age or Sex

If the Insured’s age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Certificate to reflect the correct age and sex.

Suicide Exclusion

If the Certificate is in force and the Insured commits suicide, while sane or insane, within two years from the issue date (unless otherwise required), we will limit life insurance proceeds payable under the Certificate to all premiums paid, reduced by any outstanding Certificate Debt and any partial withdrawals, and increased by any unearned loan interest. If the Certificate is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount or reinstatement, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount or reinstatement. Instead, we will refund to the Certificate Holder an amount equal to the total cost of insurance for the increase. Depending upon individual state replacement requirements, if we replace your Certificate with another life insurance certificate issued by us or one of our affiliates, we will credit the amount of time you held your Certificate when calculating benefits under the suicide provisions of the new certificate.

Continuance of Insurance

The insurance under a Certificate will continue until the earlier of:

•	the end of the Grace Period if insufficient premiums are received;

•	the date the Certificate Holder surrenders the Certificate for its entire Net Surrender Value;

•	the death of the Insured; or

•	the Maturity Date.

Any rider to a Certificate will terminate on the date specified in the rider.

Annual Report

At least once each year, we will send an annual report to each Certificate Holder. The report will show

•	the current death benefit,

•	the Accumulated Value in each Subaccount and in the Declared Interest Option,

•	outstanding Certificate Debt, and

•	premiums paid, partial withdrawals made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Society will send the Certificate Holder the reports required by the Investment Company Act of 1940.

Certificate Loans

Interest is payable in advance at the time you make any Certificate Loan (for the remainder of the Certificate Year) and on each Certificate Anniversary thereafter (for the entire Certificate Year) so long as there is Certificate Debt outstanding. We will subtract interest payable at the time you make a Certificate Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Certificate Debt and it will bear interest at the same rate charged for Certificate Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Certificate Loans are segregated within the Declared Interest Option. (See “CERTIFICATE BENEFITS—Loan Benefits—Allocation of Certificate Loan” in the Prospectus.)

Because we charge interest in advance, we will add any interest that has not been earned by us to the death benefit payable at the Insured’s death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Certificate Debt.

Voting Rights

The Society may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Society itself may disregard voting instructions in favor of changes initiated by a Certificate Holder in the investment policy or the investment adviser of an Investment Option if the Society reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Society determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Society does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Certificate Holders.

Dividends

This Certificate is considered a participating certificate. It will share in the divisible surplus of the Society as determined annually by the Board of Directors. Any share of such surplus apportioned to this Certificate will be payable as a dividend. Unless otherwise requested, dividends will be paid in cash. We do not expect that any dividends will be declared on this Certificate.

Ownership of Assets

The Society shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Society at our Administrative Center. The notice should include the Certificate number and the Insured’s full name. Any notice we send to a Certificate Holder will be sent to the address shown in the application unless you filed an appropriate address change form with the Society.

Settlement Options

We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Certificate, in whole or in part under a settlement option as described below. We also may make payments under any new settlement option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

You may designate an option in your application or notify us in writing at our Administrative Center. During the life of the Insured, you may select a settlement option; in addition, during that time, you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured’s death, the Beneficiary may choose an option. The Beneficiary may change a settlement option by sending a Written Notice to us, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Certificate in one sum. We will also pay the proceeds in one sum if,

(1)	the proceeds are less than $5,000;

(2)	periodic payments would be less than $50; or

(3)	the payee is an assignee, estate, trustee, partnership, corporation or association.

Amounts paid under a settlement option are paid pursuant to a supplemental contract and will not vary. Proceeds applied under a settlement option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Society may be crediting higher interest rates on the effective date of the supplemental contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a secondary payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee’s estate. A payee may not withdraw funds under a settlement option unless the Society has agreed to such withdrawal in the supplemental contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $200.

Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options 2, 3, 4 or 5 will begin the first of the month following settlement.

Option 1—Deposit at Interest.  Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option 2—Income for a Fixed Period.  Equal monthly payments will be made for a fixed period not longer than 30 years. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly.

Option 3—Life Income with Guaranteed Period.  Monthly payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10 or 20 years or the period required for the total payments to equal the proceeds applied. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly.

Option 4—Income for a Fixed Amount.  Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each year must total no less than 5% of the original proceeds placed with the Society. Payments will continue until the proceeds, including interest at the guaranteed rate of 3% per year, are exhausted.

Option 5—Joint and Survivor Income.  Equal monthly payments will be made for as long as the two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of

3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

Alternate Settlement Options.  The Society may make available alternative settlement options.

A tax adviser should be consulted with respect to the tax consequences associated with a settlement option.

Employment-Related Benefit Plans

The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Certificate described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women as well as those based on unisex mortality tables. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Certificate may be purchased.

FINANCIAL STATEMENTS

This Statement of Additional Information contains the audited statements of assets and liabilities of the Variable Account as of December 31, 2006, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, serves as the independent registered public accounting firm for the Variable Account.

The statutory-basis balance sheets of the Society as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2006, appearing herein, have also been audited by Ernst and Young LLP, an independent registered public accounting firm.

The Society’s statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Society’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

THE DECLARED INTEREST OPTION

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account’s assets.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

Declared Interest Option Accumulated Value

Net Premiums allocated to the Declared Interest Option are credited to the Certificate. The Society bears the full investment risk for these amounts. We guarantee that interest credited to each Certificate Holder’s Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Society may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Certificate’s Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Society and may be changed at any time by the Society, in its sole discretion. The Certificate Holder assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Certificate’s Accumulated Value in the Declared Interest Option that equals Certificate Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Certificates that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Society guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Certificate charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

Accumulated Value

The Accumulated Value of the Certificate is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Certificate Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

•	Accumulated Value will reflect a number of factors, including

•	premiums paid,

•	partial withdrawals,

•	Certificate Loans,

•	charges assessed in connection with the Certificate,

•	interest earned on the Accumulated Value in the Declared Interest Option, and

•	investment performance of the Subaccounts to which the Accumulated Value is allocated.

As of the Certificate Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Certificate Date.

Unit Value

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:

(a)	is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

(2)	the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

(4)	any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

(5)	a charge no greater than 0.0028618% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 1.05% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Certificates.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

PERFORMANCE DATA

Average Annual Total Return Calculations

Subaccount Performance.  Each Subaccount may advertise its average annual total return. We calculate each Subaccount’s average annual total return quotation under the following method:

•	A hypothetical $1,000 investment in each Subaccount on the first day of the period at the maximum offering price (“initial investment”) is assumed.

•

We calculate the ending value (“ending value”) of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

•	The ending value is divided by the initial investment.

•

This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

Investment Option Performance.  Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above,

where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Certificate.

DISTRIBUTION OF THE CERTIFICATES

MWA Financial Services, Inc. (“MWAFS”) is responsible for distributing the Certificates pursuant to a distribution agreement with us. MWAFS serves as principal underwriter for the Certificates. MWAFS, an Illinois corporation organized in 2001 and a wholly-owned subsidiary of the Society, is located at 1701 1st Avenue, Rock Island, Illinois 61201. MWAFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD, Inc.

We offer the Certificates to the public on a continuous basis. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the Certificate Holders or the Variable Account.

MWAFS will sell the Certificates through its registered representatives, who must be licensed as insurance agents and appointed by the Society.

MWAFS received sales compensation with respect to the Certificates in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commission Paid to MWAFS*	Aggregate Amount of Commission Retained by MWAFS After Payments to its Registered Representatives
2004	$186,833	$10,325
2005	$211,864	$22,231
2006	$143,265	$15,698

* Includes sales compensation paid to registered representatives of MWAFS.

MWAFS passes through commissions it receives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay MWAFS for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; and Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of MWAFS’ obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to MWAFS for its distribution-related services and expenses under the agreement. Each Investment Option’s investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to MWAFS.

ADMINISTRATIVE SERVICES AGREEMENT

EquiTrust Life Insurance Company (“EquiTrust Life”) and the Society are parties to an administrative services agreement pursuant to which EquiTrust Life agrees to provide certain accounting, actuarial, tax, management and other services to the Society. For services performed by EquiTrust Life under the administrative services agreement during each of the fiscal years ended December 31, 2006, 2005 and 2004, EquiTrust Life billed the Society $240,000, $240,000 and $240,000 respectively.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance certificate described in the Prospectus and this Statement of Additional Information. All matters of Illinois law pertaining to the Certificate, including the validity of the Certificate and the Society’s right to issue the Certificate under Illinois Insurance Law, have been passed upon by Darcy G. Callas, General Counsel of the Society.

EXPERTS

Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Consulting Actuary, as stated in the opinion filed as an exhibit to the registration statement.

The Society’s statutory-basis balance sheets as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2006, and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The Account’s statements of assets and liabilities as of December 31, 2006, and the related statements of operations and changes in net assets for each of the periods ended December 31, 2006 as disclosed in the financial statements, appearing herein, have also been audited by Ernst & Young, LLP, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Certificate discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Certificate and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

Modern Woodmen of America Variable Account

We have audited the accompanying statements of assets and liabilities of each of the respective subaccounts of the Modern Woodmen of America Variable Account (the Account), a separate account comprised of the American Century Mid Cap Value, Ultra, Vista, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Mid-Cap Value, Small Company, NASDAQ 100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of the Modern Woodmen of America Variable Account at December 31, 2006, and the results of their operations and the changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 12, 2007

Modern Woodmen of America Variable Account

Statements of Assets and Liabilities

December 31, 2006

	American Century Variable Portfolios, Inc.*			Dreyfus Variable Investment Fund*
	American Century Mid Cap Value Subaccount	Ultra Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount
Assets
Investments in shares of mutual funds, at market	$2,266	$14,329	$19,336	$5,568	$66,057	$7,727	$14,710	$34,364
Receivable from Modern Woodmen of America	—	—	69	19	250	—	9	—
Receivable for investments sold	2	10	—	—	—	5	—	5

Total Assets	2,268	14,339	19,405	5,587	66,307	7,732	14,719	34,369

Liabilities
Payable to Modern Woodmen of America	2	10	—	—	—	5	—	5
Payable for investments purchased	—	—	69	19	250	—	9	—

Total Liabilities	2	10	69	19	250	5	9	5

Net assets	$2,266	$14,329	$19,336	$5,568	$66,057	$7,727	$14,710	$34,364

Net assets
Accumulation units	$2,266	$14,329	$19,336	$5,568	$66,057	$7,727	$14,710	$34,364

Total net assets	$2,266	$14,329	$19,336	$5,568	$66,057	$7,727	$14,710	$34,364

Investments in shares of mutual funds, at cost	$2,167	$14,108	$17,305	$4,938	$65,076	$6,527	$12,916	$30,596
Shares of mutual funds owned	167.95	1,427.17	1,228.46	130.87	1,571.67	302.53	593.38	1,711.33

Accumulation units outstanding	203.17	1,021.43	1,060.10	378.06	4,311.06	489.50	959.79	1,572.52
Accumulation unit value	$11.15	$14.03	$18.24	$14.73	$15.32	$15.78	$15.33	$21.85

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Assets and Liabilities (continued)

	Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*						Fidelity Variable Insurance Products Funds*
	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount	Value Growth Subaccount	Contrafund Subaccount
Assets
Investments in shares of mutual funds, at market	$2,372	$26,625	$49,798	$42,563	$2,638	$41,063	$6,606	$78,711
Receivable from Modern Woodmen of America	—	4	249	171	—	208	19	154
Receivable for investments sold	2	—	—	—	2	—	—	—

Total Assets	2,374	26,629	50,047	42,734	2,640	41,271	6,625	78,865

Liabilities
Payable to Modern Woodmen of America	2	—	—	—	2	—	—	—
Payable for investments purchased	—	4	249	171	—	208	19	154

Total Liabilities	2	4	249	171	2	208	19	154

Net assets	$2,372	$26,625	$49,798	$42,563	$2,638	$41,063	$6,606	$78,711

Net assets
Accumulation units	$2,372	$26,625	$49,798	$42,563	$2,638	$41,063	$6,606	$78,711

Total net assets	$2,372	$26,625	$49,798	$42,563	$2,638	$41,063	$6,606	$78,711

Investments in shares of mutual funds, at cost	$2,157	$23,600	$49,856	$40,180	$2,638	$40,947	$6,008	$76,925
Shares of mutual funds owned	84.07	655.64	4,920.75	2,608.02	2,637.67	4,468.26	437.78	2,501.14

Accumulation units outstanding	173.11	1,714.81	4,319.44	2,961.88	251.10	3,094.86	363.27	4,710.20
Accumulation unit value	$13.71	$15.53	$11.53	$14.37	$10.50	$13.27	$18.19	$16.71

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Assets and Liabilities (continued)

	Fidelity Variable Insurance Products Funds*						J.P. Morgan Series Trust II*
	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount
Assets
Investments in shares of mutual funds, at market	$15,036	$28,827	$24,871	$295,700	$93,022	$46,363	$40,977	$61,317
Receivable from Modern Woodmen of America	24	36	7	44	50	19	58	—
Receivable for investments sold	—	—	—	—	—	—	—	44

Total Assets	15,060	28,863	24,878	295,744	93,072	46,382	41,035	61,361

Liabilities
Payable to Modern Woodmen of America	—	—	—	—	—	—	—	44
Payable for investments purchased	24	36	7	44	50	19	58	—

Total Liabilities	24	36	7	44	50	19	58	44

Net assets	$15,036	$28,827	$24,871	$295,700	$93,022	$46,363	$40,977	$61,317

Net assets
Accumulation units	$15,036	$28,827	$24,871	$295,700	$93,022	$46,363	$40,977	$61,317

Total net assets	$15,036	$28,827	$24,871	$295,700	$93,022	$46,363	$40,977	$61,317

Investments in shares of mutual funds, at cost	$13,630	$25,704	$25,478	$257,567	$92,673	$40,106	$36,489	$58,604
Shares of mutual funds owned	419.17	1,788.29	3,979.41	1,832.55	2,715.98	1,934.21	1,298.40	3,440.91

Accumulation units outstanding	941.90	1,879.10	1,579.93	17,955.19	4,204.71	2,145.32	2,067.34	3,000.21
Accumulation unit value	$15.96	$15.34	$15.74	$16.47	$22.12	$21.61	$19.82	$20.44

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Assets and Liabilities (continued)

	Summit Mutual Funds, Inc. - Pinnacle Series*			T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at market	$18,475	$45,307	$22,076	$67,308	$18,141	$20,820	$56,465	$23,132
Receivable from Modern Woodmen of America	11	101	54	—	7	5	—	87
Receivable for investments sold	—	—	—	48	—	—	20	—

Total Assets	18,486	45,408	22,130	67,356	18,148	20,825	56,485	23,219

Liabilities
Payable to Modern Woodmen of America	—	—	—	48	—	—	20	—
Payable for investments purchased	11	101	54	—	7	5	—	87

Total Liabilities	11	101	54	48	7	5	20	87

Net assets	$18,475	$45,307	$22,076	$67,308	$18,141	$20,820	$56,465	$23,132

Net assets
Accumulation units	$18,475	$45,307	$22,076	$67,308	$18,141	$20,820	$56,465	$23,132

Total net assets	$18,475	$45,307	$22,076	$67,308	$18,141	$20,820	$56,465	$23,132

Investments in shares of mutual funds, at cost	$16,495	$39,905	$20,546	$62,114	$17,939	$18,741	$53,157	$19,588
Shares of mutual funds owned	755.02	610.69	318.88	2,709.65	759.68	967.49	2,885.30	1,287.24

Accumulation units outstanding	1,141.63	2,735.24	1,402.53	4,510.34	913.77	1,263.02	3,473.44	1,232.27
Accumulation unit value	$16.18	$16.56	$15.74	$14.92	$19.85	$16.48	$16.26	$18.77

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Operations

Year Ended December 31, 2006, Except as Noted

	American Century Variable Portfolios, Inc.*			Dreyfus Variable Investment Fund*
	American Century Mid Cap Value Subaccount (1)	Ultra Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount
Income:
Dividends	$14	$—	$—	$89	$195	$48	$109	$170
Expenses:
Mortality and expense risk	(6)	(113)	(142)	(48)	(499)	(56)	(125)	(213)

Net investment income (loss)	8	(113)	(142)	41	(304)	(8)	(16)	(43)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	12	107	421	182	1,408	117	679	1,958
Realized gain distributions	59	—	48	—	4,028	—	—	—

Total realized gain (loss) on investments	71	107	469	182	5,436	117	679	1,958

Change in unrealized appreciation/depreciation of investments	99	(484)	883	506	(3,264)	802	1,076	2,308

Net increase (decrease) in net assets from operations	$178	$(490)	$1,210	$729	$1,868	$911	$1,739	$4,223

(1)	Period from May 1, 2006 (date operation commenced) through December 31, 2006
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Operations (continued)

	Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*						Fidelity Variable Insurance Products Funds*
	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount	Value Growth Subaccount	Contrafund Subaccount
Income:
Dividends	$—	$301	$2,338	$572	$89	$2,090	$82	$788
Expenses:
Mortality and expense risk	(20)	(179)	(412)	(295)	(19)	(310)	(57)	(458)

Net investment income (loss)	(20)	122	1,926	277	70	1,780	25	330

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	73	509	(364)	417	—	(139)	315	3,664
Realized gain distributions	—	—	—	1,343	—	—	—	5,919

Total realized gain (loss) on investments	73	509	(364)	1,760	—	(139)	315	9,583

Change in unrealized appreciation/depreciation of investments	114	2,574	375	1,563	—	483	287	(3,560)

Net increase (decrease) in net assets from operations	$167	$3,205	$1,937	$3,600	$70	$2,124	$627	$6,353

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Operations (continued)

	Fidelity Variable Insurance Products Funds*						J.P. Morgan Series Trust II*
	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount
Income:
Dividends	$49	$185	$1,843	$3,121	$107	$204	$178	$—
Expenses:
Mortality and expense risk	(122)	(211)	(183)	(2,104)	(602)	(279)	(294)	(429)

Net investment income (loss)	(73)	(26)	1,660	1,017	(495)	(75)	(116)	(429)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	332	583	(98)	3,442	3,614	2,452	1,490	1,140
Realized gain distributions	—	516	—	—	7,158	142	718	1,318

Total realized gain (loss) on investments	332	1,099	(98)	3,442	10,772	2,594	2,208	2,458

Change in unrealized appreciation/depreciation of investments	524	1,807	453	29,619	(4,222)	3,251	2,858	2,571

Net increase (decrease) in net assets from operations	$783	$2,880	$2,015	$34,078	$6,055	$5,770	$4,950	$4,600

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Operations (continued)

	Summit Mutual Funds, Inc. - Pinnacle Series*			T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$22	$190	$121	$877	$—	$10	$1,056	$253
Expenses:
Mortality and expense risk	(152)	(316)	(146)	(474)	(175)	(165)	(444)	(150)

Net investment income (loss)	(130)	(126)	(25)	403	(175)	(155)	612	103

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	303	1,704	1,389	1,520	1,233	330	1,989	701
Realized gain distributions	—	935	526	1,731	2,247	268	1,630	76

Total realized gain (loss) on investments	303	2,639	1,915	3,251	3,480	598	3,619	777

Change in unrealized appreciation/depreciation of investments	791	3,014	(61)	5,270	(2,292)	758	1,030	2,106

Net increase (decrease) in net assets from operations	$964	$5,527	$1,829	$8,924	$1,013	$1,201	$5,261	$2,986

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Changes in Net Assets

	American Century Variable Portfolios, Inc.*						Dreyfus Variable Investment Fund*
	American Century Mid Cap Value Subaccount		Ultra Subaccount		Vista Subaccount		Appreciation Subaccount
	Period ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006 (1)	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$8	$—	$(113)	$(78)	$(142)	$(79)	$41	$(39)
Net realized gain (loss) on investments	71	—	107	168	469	217	182	205
Change in unrealized appreciation/depreciation of investments	99	—	(484)	155	883	663	506	(8)

Net increase (decrease) in net assets from operations	178	—	(490)	245	1,210	801	729	158

Certificate transactions:
Transfers of net premiums	1,009	—	5,395	6,280	8,532	7,673	2,351	2,476
Transfers of surrenders and death benefits	—	—	—	—	—	—	(65)	—
Transfers of policy loans	—	—	—	—	—	—	—	—
Transfers of cost of insurance and other charges	(182)	—	(1,548)	(1,756)	(2,780)	(1,742)	(743)	(866)
Transfers between subaccounts, including Declared Interest Option account	1,261	—	(186)	(189)	(172)	523	(1,817)	18

Net increase (decrease) in net assets from certificate transactions	2,088	—	3,661	4,335	5,580	6,454	(274)	1,628

Total increase (decrease) in net assets	2,266	—	3,171	4,580	6,790	7,255	455	1,786

Net assets at beginning of period	—	—	11,158	6,578	12,546	5,291	5,113	3,327

Net assets at end of period	$2,266	$—	$14,329	$11,158	$19,336	$12,546	$5,568	$5,113

(1)	Period from May 1, 2006 (date operations commenced) through December 31, 2006.
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Changes in Net Assets (continued)

	Dreyfus Variable Investment Fund*
	Developing Leaders Subaccount		Disciplined Stock Subaccount		Dreyfus Growth & Income Subaccount		International Equity Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(304)	$(338)	$(8)	$(35)	$(16)	$57	$(43)	$(55)
Net realized gain (loss) on investments	5,436	884	117	65	679	267	1,958	1,166
Change in unrealized appreciation/depreciation of investments	(3,264)	1,734	802	207	1,076	64	2,308	380

Net increase (decrease) in net assets from operations	1,868	2,280	911	237	1,739	388	4,223	1,491

Certificate transactions:
Transfers of net premiums	29,181	22,956	2,524	2,808	4,502	5,789	14,853	2,559
Transfers of surrenders and death benefits	(1,572)	(303)	—	—	(1,590)	(808)	—	(770)
Transfers of policy loans	(799)	—	—	—	(449)	—	(4,296)	(3,342)
Transfers of cost of insurance and other charges	(6,731)	(7,801)	(581)	(689)	(1,448)	(1,585)	(2,635)	(1,584)
Transfers between subaccounts, including Declared Interest Option account	(3,845)	908	(195)	19	(1,615)	924	11,604	1,352

Net increase (decrease) in net assets from certificate transactions	16,234	15,760	1,748	2,138	(600)	4,320	19,526	(1,785)

Total increase (decrease) in net assets	18,102	18,040	2,659	2,375	1,139	4,708	23,749	(294)

Net assets at beginning of period	47,955	29,915	5,068	2,693	13,571	8,863	10,615	10,909

Net assets at end of period	$66,057	$47,955	$7,727	$5,068	$14,710	$13,571	$34,364	$10,615

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Changes in Net Assets (continued)

	Dreyfus Socially Responsible Growth Fund, Inc.*		EquiTrust Variable Insurance Series Fund*
	Socially Responsible Growth Subaccount		Blue Chip Subaccount		High Grade Bond Subaccount		Managed Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(20)	$(12)	$122	$77	$1,926	$1,122	$277	$89
Net realized gain (loss) on investments	73	19	509	134	(364)	(58)	1,760	613
Change in unrealized appreciation/depreciation of investments	114	47	2,574	(19)	375	(525)	1,563	(29)

Net increase (decrease) in net assets from operations	167	54	3,205	192	1,937	539	3,600	673

Certificate transactions:
Transfers of net premiums	1,067	1,209	10,790	10,568	23,318	19,671	25,502	12,544
Transfers of surrenders and death benefits	—	—	—	(801)	(3,403)	(548)	(98)	(1,005)
Transfers of policy loans	(427)	—	(438)	—	—	—	—	(66)
Transfers of cost of insurance and other charges	(348)	(355)	(2,918)	(2,651)	(5,297)	(5,524)	(5,526)	(3,587)
Transfers between subaccounts, including Declared Interest Option account	45	4	1,373	(1,753)	(4,966)	2,617	(4,265)	1,570

Net increase (decrease) in net assets from certificate transactions	337	858	8,807	5,363	9,652	16,216	15,613	9,456

Total increase (decrease) in net assets	504	912	12,012	5,555	11,589	16,755	19,213	10,129
Net assets at beginning of period	1,868	956	14,613	9,058	38,209	21,454	23,350	13,221

Net assets at end of period	$2,372	$1,868	$26,625	$14,613	$49,798	$38,209	$42,563	$23,350

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Changes in Net Assets (continued)

	EquiTrust Variable Insurance Series Fund*						Fidelity Variable Insurance Products Funds*
	Money Market Subaccount		Strategic Yield Subaccount		Value Growth Subaccount		Contrafund Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$70	$88	$1,780	$1,111	$25	$(5)	$330	$(175)
Net realized gain (loss) on investments	—	—	(139)	101	315	283	9,583	1,555
Change in unrealized appreciation/depreciation of investments	—	—	483	(729)	287	(58)	(3,560)	2,951

Net increase (decrease) in net assets from operations	70	88	2,124	483	627	220	6,353	4,331

Certificate transactions:
Transfers of net premiums	2,482	9,483	21,905	15,452	3,023	4,154	40,249	14,593
Transfers of surrenders and death benefits	—	—	(3,267)	(566)	—	—	(135)	—
Transfers of policy loans	—	—	(1,195)	—	—	—	(704)	(1,095)
Transfers of cost of insurance and other charges	(826)	(506)	(5,407)	(4,287)	(1,333)	(1,610)	(9,091)	(7,069)
Transfers between subaccounts, including Declared Interest Option account	(3,271)	(4,882)	(2,008)	661	(1,510)	353	5,595	4,436

Net increase (decrease) in net assets from certificate transactions	(1,615)	4,095	10,028	11,260	180	2,897	35,914	10,865

Total increase (decrease) in net assets	(1,545)	4,183	12,152	11,743	807	3,117	42,267	15,196

Net assets at beginning of period	4,183	—	28,911	17,168	5,799	2,682	36,444	21,248

Net assets at end of period	$2,638	$4,183	$41,063	$28,911	$6,606	$5,799	$78,711	$36,444

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Changes in Net Assets (continued)

	Fidelity Variable Insurance Products Funds*
	Growth Subaccount		Fidelity Growth & Income Subaccount		High Income Subaccount		Index 500 Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(73)	$(47)	$(26)	$46	$1,660	$1,820	$1,017	$24
Net realized gain (loss) on investments	332	141	1,099	534	(98)	(3)	3,442	1,876
Change in unrealized appreciation/depreciation of investments	524	535	1,807	741	453	(1,544)	29,619	5,140

Net increase (decrease) in net assets from operations	783	629	2,880	1,321	2,015	273	34,078	7,040

Certificate transactions:
Transfers of net premiums	4,868	8,353	12,524	12,555	10,394	10,644	113,904	76,825
Transfers of surrenders and death benefits	—	—	(1,634)	(1,468)	—	—	(1,852)	(1,294)
Transfers of policy loans	—	—	—	—	(441)	—	(461)	(1,042)
Transfers of cost of insurance and other charges	(1,842)	(2,646)	(3,689)	(3,857)	(2,702)	(2,813)	(37,754)	(27,773)
Transfers between subaccounts, including Declared Interest Option account	(1,107)	166	(354)	209	(1,372)	241	14,367	76,355

Net increase (decrease) in net assets from certificate transactions	1,919	5,873	6,847	7,439	5,879	8,072	88,204	123,071

Total increase (decrease) in net assets	2,702	6,502	9,727	8,760	7,894	8,345	122,282	130,111

Net assets at beginning of period	12,334	5,832	19,100	10,340	16,977	8,632	173,418	43,307

Net assets at end of period	$15,036	$12,334	$28,827	$19,100	$24,871	$16,977	$295,700	$173,418

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Changes in Net Assets (continued)

	Fidelity Variable Insurance Products Funds*				J.P. Morgan Series Trust II*
	Mid-Cap Subaccount		Overseas Subaccount		Mid-Cap Value Subaccount		Small Company Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(495)	$(193)	$(75)	$(52)	$(116)	$(120)	$(429)	$(119)
Net realized gain (loss) on investments	10,772	1,714	2,594	1,167	2,208	1,206	2,458	1,671
Change in unrealized appreciation/depreciation of investments	(4,222)	2,303	3,251	1,917	2,858	232	2,571	(933)

Net increase (decrease) in net assets from operations	6,055	3,824	5,770	3,032	4,950	1,318	4,600	619

Certificate transactions:
Transfers of net premiums	51,723	19,200	21,219	9,047	16,494	13,869	34,101	17,497
Transfers of surrenders and death benefits	—	—	(1,957)	(1,859)	—	(1,855)	—	(2,887)
Transfers of policy loans	(3,432)	(1,213)	—	(97)	—	—	(1,545)	—
Transfers of cost of insurance and other charges	(10,096)	(6,104)	(3,865)	(2,112)	(5,161)	(4,135)	(7,075)	(4,381)
Transfers between subaccounts, including Declared Interest Option account	16,224	2,035	3,425	1,948	589	4,181	10,082	2,748

Net increase (decrease) in net assets from certificate transactions	54,419	13,918	18,822	6,927	11,922	12,060	35,563	12,977

Total increase (decrease) in net assets	60,474	17,742	24,592	9,959	16,872	13,378	40,163	13,596

Net assets at beginning of period	32,548	14,806	21,771	11,812	24,105	10,727	21,154	7,558

Net assets at end of period	$93,022	$32,548	$46,363	$21,771	$40,977	$24,105	$61,317	$21,154

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Changes in Net Assets (continued)

	Summit Mutual Funds, Inc. - Pinnacle Series*						T. Rowe Price Equity Series, Inc.*
	NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount		Equity Income Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(130)	$(48)	$(126)	$(103)	$(25)	$(37)	$403	$241
Net realized gain (loss) on investments	303	235	2,639	911	1,915	871	3,251	2,840
Change in unrealized appreciation/depreciation of investments	791	67	3,014	129	(61)	322	5,270	(1,943)

Net increase (decrease) in net assets from operations	964	254	5,527	937	1,829	1,156	8,924	1,138

Certificate transactions:
Transfers of net premiums	5,035	8,120	17,515	14,952	11,703	5,246	29,062	22,083
Transfers of surrenders and death benefits	—	(1,915)	(33)	—	—	(2,067)	(231)	(1,194)
Transfers of policy loans	—	(1,024)	(3,484)	(1,979)	—	(1,188)	(924)	—
Transfers of cost of insurance and other charges	(1,845)	(2,044)	(4,799)	(5,255)	(2,993)	(2,634)	(7,717)	(7,128)
Transfers between subaccounts, including Declared Interest Option account	(1,777)	1,302	3,145	(31)	(1,463)	656	(1,879)	3,207

Net increase (decrease) in net assets from certificate transactions	1,413	4,439	12,344	7,687	7,247	13	18,311	16,968

Total increase (decrease) in net assets	2,377	4,693	17,871	8,624	9,076	1,169	27,235	18,106

Net assets at beginning of period	16,098	11,405	27,436	18,812	13,000	11,831	40,073	21,967

Net assets at end of period	$18,475	$16,098	$45,307	$27,436	$22,076	$13,000	$67,308	$40,073

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Statements of Changes in Net Assets (continued)

	T. Rowe Price Equity Series, Inc.*						T. Rowe Price International Series, Inc.*
	Mid-Cap Growth Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(175)	$(145)	$(155)	$(120)	$612	$316	$103	$52
Net realized gain (loss) on investments	3,480	1,878	598	492	3,619	1,273	777	1,049
Change in unrealized appreciation/depreciation of investments	(2,292)	542	758	289	1,030	396	2,106	476

Net increase (decrease) in net assets from operations	1,013	2,275	1,201	661	5,261	1,985	2,986	1,577

Certificate transactions:
Transfers of net premiums	5,111	5,869	6,984	8,503	20,942	22,710	9,645	6,699
Transfers of surrenders and death benefits	(3,795)	(2,541)	—	(1,664)	(3,592)	(1,328)	—	—
Transfers of policy loans	(482)	—	(438)	—	(900)	(66)	—	—
Transfers of cost of insurance and other charges	(1,356)	(1,608)	(2,012)	(2,327)	(6,552)	(6,735)	(2,861)	(2,197)
Transfers between subaccounts, including Declared Interest Option account	(445)	(4)	(920)	341	(1,764)	3,991	1,831	(5,803)

Net increase (decrease) in net assets from certificate transactions	(967)	1,716	3,614	4,853	8,134	18,572	8,615	(1,301)

Total increase (decrease) in net assets	46	3,991	4,815	5,514	13,395	20,557	11,601	276
Net assets at beginning of period	18,095	14,104	16,005	10,491	43,070	22,513	11,531	11,255

Net assets at end of period	$18,141	$18,095	$20,820	$16,005	$56,465	$43,070	$23,132	$11,531

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Account

Notes to Financial Statements

December 31, 2006

1. Organization and Significant Accounting Policies

Organization

Modern Woodmen of America Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Modern Woodmen of America (the Society) and exists in accordance with the rules and regulations of the Illinois Department of Financial and Professional Regulation – Division of Insurance. The Account is a funding vehicle for individual variable life certificates issued by the Society.

At the direction of eligible certificate owners, the Account invests in thirty-two investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of

American Century Variable Portfolios, Inc.:
American Century Mid Cap Value (1)	VP Mid Cap Value Fund
Ultra	VP Ultra® Fund
Vista	VP VistaSM Fund

Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio
Developing Leaders	VIF Developing Leaders Portfolio
Disciplined Stock	VIF Disciplined Stock Portfolio
Dreyfus Growth & Income	VIF Growth and Income Portfolio
International Equity	VIF International Equity Portfolio

Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc.

EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio
High Grade Bond	High Grade Bond Portfolio
Managed	Managed Portfolio
Money Market	Money Market Portfolio
Strategic Yield	Strategic Yield Portfolio
Value Growth	Value Growth Portfolio

Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio-Initial Class
Growth	VIP Growth Portfolio-Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio-Initial Class

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of

Fidelity Variable Insurance Products Funds (continued):
High Income	VIP High Income Portfolio-Service Class 2
Index 500	VIP Index 500 Portfolio-Initial Class
Mid-Cap	VIP Mid Cap Portfolio-Service Class 2
Overseas	VIP Overseas Portfolio-Initial Class

J.P. Morgan Series Trust II:
Mid-Cap Value	J.P. Morgan Mid Cap Value Portfolio
Small Company	J.P. Morgan Small Company Portfolio

Summit Mutual Funds, Inc. – Pinnacle Series:
NASDAQ 100 Index	NASDAQ – 100 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1)	Commenced operations on May 1, 2006.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Society’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life certificates is not chargeable with liabilities arising out of any other business the Society may conduct.

Eligible certificate owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Society and pays interest at declared rates guaranteed for each certificate year.

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Administrative Services Agreement

The certificates are administered by EquiTrust Life Insurance Company (EquiTrust Life), pursuant to an administrative services agreement between the Society and EquiTrust Life. EquiTrust Life also maintains records of transactions relating to the certificates and provides other services.

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From Modern Woodmen of America

The amounts due to or from Modern Woodmen of America represent premiums received from certificate holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

2. Expense Charges

The Account reimburses the Society for certain mortality and other risks assumed by the Society. The Society deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of the Account. These charges are assessed in return for the Society’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued.

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

2. Expense Charges (continued)

The Account also pays the Society certain amounts relating to the distribution and administration of the certificates funded by the Account. The following summarizes those amounts:

Premium Expense Charge: Premiums paid by the certificate holders are reduced by a 7% premium expense charge up to the target premium, as defined in the Account’s prospectus, and 2% for each premium over the target premium. The charge is used to compensate the Society for expenses incurred in connection with the distribution of the certificates.

Monthly Deductions: The Society assumes the responsibility for providing insurance benefits included in the certificate. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A certificate expense charge of $5 is deducted monthly for the administration of contracts and the Account. During the first year, a monthly charge of $.05 for every $1,000 of Specified Amount or increase in Specified Amount is deducted. An additional first-year monthly certificate expense charge of $5 is also deducted. First-year charges are for costs associated with underwriting and start-up expenses associated with the contract and the Account. The aggregate cost of insurance and monthly deductions can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge of $25 may be imposed for the second and each subsequent transfer between subaccounts in any one certificate year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2.0% of the accumulated value withdrawn will be imposed. A surrender charge is applicable for all full certificate surrenders or lapses in the first 15 years of the certificate or within 15 years following an increase in minimum death benefit. This surrender charge varies by age, sex, premium class and certificate year as described in the Account’s prospectus.

3. Federal Income Taxes

The Society is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Society does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is being made currently to the Account for federal income taxes. The Society will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the certificates.

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2006:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$2,343	$188
Ultra	6,121	2,573
Vista	7,541	2,055

Dreyfus Variable Investment Fund:
Appreciation	2,358	2,590
Developing Leaders	34,249	14,291
Disciplined Stock	2,473	733
Dreyfus Growth & Income	5,998	6,615
International Equity	28,832	9,350

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	1,018	700

EquiTrust Variable Insurance Series Fund:
Blue Chip	14,702	5,773
High Grade Bond	26,422	14,844
Managed	28,197	10,964
Money Market	3,538	5,083
Strategic Yield	22,523	10,715
Value Growth	2,972	2,767

Fidelity Variable Insurance Products Funds:
Contrafund	56,655	14,492
Growth	4,746	2,901
Fidelity Growth & Income	14,256	6,919
High Income	11,482	3,942
Index 500	119,319	30,099
Mid-Cap	83,552	22,470
Overseas	29,010	10,121

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
J.P. Morgan Series Trust II:
Mid-Cap Value	$20,391	$7,866
Small Company	54,305	17,853

Summit Mutual Funds, Inc. - Pinnacle Series:
NASDAQ 100 Index	4,933	3,650
Russell 2000 Small Cap Index	22,373	9,220
S&P MidCap 400 Index	15,286	7,537

T. Rowe Price Equity Series, Inc.:
Equity Income	38,999	18,555
Mid-Cap Growth	6,871	5,766
New America Growth	6,520	2,793
Personal Strategy Balanced	25,640	15,263

T. Rowe Price International Series, Inc.:
International Stock	11,385	2,591

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2006 and 2005:

	Period Ended December 31
	2006			2005
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	220	17	203	—	—	—
Ultra	438	180	258	430	122	308
Vista	426	109	317	526	119	407

Dreyfus Variable Investment Fund:
Appreciation	169	192	(23)	318	187	131

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2006			2005
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Dreyfus Variable Investment Fund (continued):
Developing Leaders	2,017	925	1,092	1,805	692	1,113
Disciplined Stock	168	47	121	205	42	163
Dreyfus Growth & Income	425	470	(45)	598	265	333
International Equity	1,457	478	979	203	303	(100)

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	79	53	26	99	29	70

EquiTrust Variable Insurance Series Fund:
Blue Chip	1,016	396	620	754	347	407
High Grade Bond	2,156	1,279	877	2,075	599	1,476
Managed	1,937	779	1,158	1,319	573	746
Money Market	332	493	(161)	976	564	412
Strategic Yield	1,600	811	789	1,203	299	904
Value Growth	170	161	9	269	88	181

Fidelity Variable Insurance Products Funds:
Contrafund	3,183	888	2,295	1,435	652	783
Growth	307	183	124	609	197	412
Fidelity Growth & Income	957	475	482	1,073	483	590
High Income	647	254	393	721	146	575
Index 500	7,733	1,857	5,876	10,651	1,706	8,945
Mid-Cap	3,602	1,036	2,566	1,106	339	767
Overseas	1,465	499	966	964	540	424

J.P. Morgan Series Trust II:
Mid-Cap Value	1,072	413	659	1,031	301	730
Small Company	2,729	909	1,820	1,128	380	748

Summit Mutual Funds, Inc. - Pinnacle Series:
NASDAQ 100 Index	323	233	90	595	291	304

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2006			2005
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Summit Mutual Funds, Inc. - Pinnacle Series (continued):
Russell 2000 Small Cap Index	1,391	587	804	1,035	469	566
S&P MidCap 400 Index	987	482	505	408	417	(9)

T. Rowe Price Equity Series, Inc.:
Equity Income	2,677	1,334	1,343	2,148	769	1,379
Mid-Cap Growth	242	291	(49)	309	200	109
New America Growth	400	170	230	540	208	332
Personal Strategy Balanced	1,509	973	536	1,785	468	1,317

T. Rowe Price International Series, Inc.:
International Stock	651	144	507	513	602	(89)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2006, 2005, 2004, 2003 and 2002 and investment income ratios, expense ratios, and total return ratio for the periods then ended:

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2006(8)	203	$11.15	$2,266	1.65%	0.90%	11.50%
Ultra:
2006	1,021	14.03	14,329	—	0.90	(4.10)
2005	763	14.63	11,158	—	0.90	1.25
2004	455	14.45	6,578	—	0.90	9.64
2003(5)	136	13.18	1,791	—	0.90	31.80

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
American Century Variable Portfolios, Inc. (continued):
Vista:
2006	1,060	$18.24	$19,336	—%	0.90%	8.06%
2005	743	16.88	12,546	—	0.90	7.17
2004	336	15.75	5,291	—	0.90	14.63
2003	62	13.74	849	—	0.90	41.80
2002(4)(6)	—	9.69	5	—	0.90	(3.10)

Dreyfus Variable Investment Fund:
Appreciation:
2006	378	14.73	5,568	1.67	0.90	15.44
2005	401	12.76	5,113	0.02	0.90	3.49
2004	270	12.33	3,327	1.20	0.90	4.05
2003	362	11.85	4,294	4.27	0.90	20.06
2002(4)	26	9.87	256	3.92	0.90	(1.30)
Developing Leaders:
2006	4,311	15.32	66,057	0.35	0.90	2.82
2005	3,219	14.90	47,955	—	0.90	4.86
2004	2,106	14.21	29,915	0.30	0.90	10.41
2003	672	12.87	8,652	0.07	0.90	30.53
2002(4)(6)	—	9.86	5	—	0.90	(1.40)
Disciplined Stock:
2006	490	15.78	7,727	0.77	0.90	14.76
2005	369	13.75	5,068	—	0.90	5.28
2004	206	13.06	2,693	0.94	0.90	6.96
2003	313	12.21	3,826	3.87	0.90	23.08
2002(4)	5	9.92	46	4.63	0.90	(0.80)
Dreyfus Growth & Income:
2006	960	15.33	14,710	0.77	0.90	13.56
2005	1,005	13.50	13,571	1.40	0.90	2.43
2004	672	13.18	8,863	1.57	0.90	6.46
2003	213	12.38	2,636	0.98	0.90	25.43
2002(4)	36	9.87	358	0.88	0.90	(1.30)
International Equity:
2006	1,573	21.85	34,364	0.71	0.90	22.20
2005	594	17.88	10,615	0.41	0.90	13.74
2004	694	15.72	10,909	7.80	0.90	23.49
2003(5)	223	12.73	2,843	27.99	0.90	27.30

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2006	173	$13.71	$2,372	—%	0.90%	8.04%
2005	147	12.69	1,868	—	0.90	2.42
2004	77	12.39	956	0.17	0.90	5.00
2003	29	11.80	339	—	0.90	25.00
2002(4)	6	9.44	53	0.10	0.90	(5.60)

EquiTrust Variable Insurance Series Fund:
Blue Chip:
2006	1,715	15.53	26,625	1.51	0.90	16.42
2005	1,095	13.34	14,613	1.54	0.90	1.37
2004	688	13.16	9,058	0.94	0.90	5.11
2003	392	12.52	4,913	0.31	0.90	24.70
2002(4)	14	10.04	142	—	0.90	0.40
High Grade Bond:
2006	4,319	11.53	49,798	5.07	0.90	3.87
2005	3,442	11.10	38,209	4.63	0.90	1.74
2004	1,966	10.91	21,454	4.35	0.90	3.31
2003	551	10.56	5,819	4.54	0.90	4.66
2002(4)	9	10.09	91	3.07	0.90	0.90
Managed:
2006	2,962	14.37	42,563	1.73	0.90	10.97
2005	1,804	12.95	23,350	1.39	0.90	3.60
2004	1,058	12.50	13,221	1.02	0.90	7.67
2003	317	11.61	3,680	0.29	0.90	21.57
2002(4)	23	9.55	224	—	0.90	(4.50)
Money Market:
2006	251	10.50	2,638	4.19	0.90	3.45
2005(7)	412	10.15	4,183	2.55	0.90	1.50
Strategic Yield:
2006	3,095	13.27	41,063	6.03	0.90	5.82
2005	2,306	12.54	28,911	5.69	0.90	2.37
2004	1,402	12.25	17,168	5.92	0.90	8.02
2003	410	11.34	4,653	6.67	0.90	11.07
2002(4)	14	10.21	144	4.99	0.90	2.10
Value Growth:
2006	363	18.19	6,606	1.29	0.90	11.12
2005	354	16.37	5,799	0.77	0.90	5.48
2004	173	15.52	2,682	0.97	0.90	10.54
2003(5)	122	14.04	1,719	—	0.90	40.40

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
Fidelity Variable Insurance Products Funds:
Contrafund:
2006	4,710	$16.71	$78,711	1.53%	0.90%	10.74%
2005	2,415	15.09	36,444	0.25	0.90	15.90
2004	1,632	13.02	21,248	0.23	0.90	14.41
2003	698	11.38	7,935	—	0.90	27.72
2002(4)	5	8.91	47	—	0.90	(10.90)
Growth:
2006	942	15.96	15,036	0.36	0.90	5.91
2005	818	15.07	12,334	0.38	0.90	4.87
2004	406	14.37	5,832	0.12	0.90	2.42
2003(5)	103	14.03	1,446	—	0.90	40.30
Fidelity Growth & Income:
2006	1,879	15.34	28,827	0.78	0.90	12.13
2005	1,397	13.68	19,100	1.19	0.90	6.71
2004	807	12.82	10,340	0.41	0.90	4.82
2003	175	12.23	2,144	0.38	0.90	22.67
2002(4)	20	9.97	195	—	0.90	(0.30)
High Income:
2006	1,580	15.74	24,871	9.00	0.90	9.99
2005	1,187	14.31	16,977	15.20	0.90	1.42
2004	612	14.11	8,632	3.42	0.90	8.46
2003	120	13.01	1,568	1.25	0.90	25.94
2002(4)	6	10.33	57	—	0.90	3.30
Index 500:
2006	17,955	16.47	295,700	1.32	0.90	14.69
2005	12,079	14.36	173,418	0.91	0.90	3.91
2004	3,134	13.82	43,307	0.54	0.90	9.60
2003	696	12.61	8,774	0.24	0.90	27.25
2002(4)	26	9.91	253	—	0.90	(0.90)
Mid-Cap:
2006	4,205	22.12	93,022	0.16	0.90	11.38
2005	1,639	19.86	32,548	—	0.90	16.96
2004	872	16.98	14,806	—	0.90	23.58
2003	276	13.74	3,788	—	0.90	37.40
2002(4)	—	10.00	5	—	0.90	—

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
Fidelity Variable Insurance Products Funds (continued):
Overseas:
2006	2,145	$21.61	$46,363	0.65%	0.90%	17.06%
2005	1,179	18.46	21,771	0.55	0.90	17.96
2004	755	15.65	11,812	0.26	0.90	12.59
2003	96	13.90	1,334	0.33	0.90	41.98
2002(4)	20	9.79	199	—	0.90	(2.10)

J.P. Morgan Series Trust II:
Mid-Cap Value:
2006	2,067	19.82	40,977	0.54	0.90	15.77
2005	1,408	17.12	24,105	0.17	0.90	8.29
2004	678	15.81	10,727	0.24	0.90	19.95
2003	213	13.18	2,807	0.11	0.90	28.46
2002(4)	16	10.26	162	—	0.90	2.60
Small Company:
2006	3,000	20.44	61,317	—	0.90	14.00
2005	1,180	17.93	21,154	—	0.90	2.52
2004	432	17.49	7,558	—	0.90	26.01
2003	73	13.88	1,015	—	0.90	34.63
2002(4)	22	10.31	230	—	0.90	3.10

Summit Mutual Funds, Inc. - Pinnacle Series:
NASDAQ 100 Index:
2006	1,142	16.18	18,475	0.13	0.90	5.68
2005	1,052	15.31	16,098	0.53	0.90	0.39
2004	748	15.25	11,405	—	0.90	9.16
2003	243	13.97	3,391	—	0.90	48.14
2002(4)	—	9.43	4	—	0.90	(5.70)
Russell 2000 Small Cap Index:
2006	2,735	16.56	45,307	0.54	0.90	16.54
2005	1,931	14.21	27,436	0.44	0.90	3.12
2004	1,365	13.78	18,812	0.14	0.90	16.68
2003	452	11.81	5,340	0.13	0.90	44.73
2002(4)	24	8.16	199	—	0.90	(18.40)

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value	Net Assets
Summit Mutual Funds, Inc. - Pinnacle Series (continued):
S&P MidCap 400 Index:
2006	1,403	$15.74	$22,076	0.74%	0.90%	8.78%
2005	898	14.47	13,000	0.58	0.90	10.97
2004	907	13.04	11,831	0.13	0.90	14.69
2003	311	11.37	3,530	0.15	0.90	34.24
2002(4)	4	8.47	35	0.14	0.90	(15.30)

T. Rowe Price Equity Series, Inc.:
Equity Income:
2006	4,510	14.92	67,308	1.65	0.90	17.85
2005	3,167	12.66	40,073	1.67	0.90	3.01
2004	1,788	12.29	21,967	1.85	0.90	13.90
2003	729	10.79	7,865	2.24	0.90	24.45
2002(4)	40	8.67	349	2.29	0.90	(13.30)
Mid-Cap Growth:
2006	914	19.85	18,141	—	0.90	5.70
2005	963	18.78	18,095	—	0.90	13.68
2004	854	16.52	14,104	—	0.90	17.33
2003	207	14.08	2,921	—	0.90	37.10
2002(4)	26	10.27	263	—	0.90	2.70
New America Growth:
2006	1,263	16.48	20,820	0.05	0.90	6.32
2005	1,033	15.50	16,005	—	0.90	3.54
2004	701	14.97	10,491	0.07	0.90	9.91
2003	263	13.62	3,584	—	0.90	33.92
2002(4)	31	10.17	312	—	0.90	1.70
Personal Strategy Balanced:
2006	3,473	16.26	56,465	2.12	0.90	10.91
2005	2,937	14.66	43,070	1.90	0.90	5.47
2004	1,620	13.90	22,513	2.34	0.90	11.83
2003	474	12.43	5,893	2.56	0.90	23.68
2002(4)	30	10.05	305	3.10	0.90	0.50

T. Rowe Price International Series, Inc.:
International Stock:
2006	1,232	18.77	23,132	1.49	0.90	18.05
2005	725	15.90	11,531	1.29	0.90	14.97
2004	814	13.83	11,255	1.29	0.90	12.81
2003(5)	78	12.26	951	2.97	0.90	22.60

Modern Woodmen of America Variable Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts that commenced operations during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate holder accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts that commenced operations during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.
(4)	Subaccount commenced operations on May 1, 2002.
(5)	Subaccount commenced operations on May 1, 2002; however, it was inactive through December 31, 2002.
(6)	Fractional units outstanding at the end of year.
(7)	Subaccount commenced operations on May 1, 2002; however, it was inactive through December 31, 2004.
(8)	Subaccount commenced operations on May 1, 2006.

7. Subsequent Events

The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, will not be available for investment beginning April 30, 2007. Policyholders who do not reallocate funds out of the Dreyfus Disciplined Stock Portfolio prior to that date will have their funds reallocated to the EquiTrust Variable Insurance Series Fund, Money Market Portfolio.

Effective May 1, 2007, the Account will offer the following additional investment subaccount to contract holders:

Subaccount	Invests Exclusively in Shares of
Fidelity Variable Insurance Products Funds:
Fidelity Real Estate	VIP Real Estate Portfolio-Initial Class

Report of Independent Registered Public Accounting Firm

The Board of Directors

Modern Woodmen of America

We have audited the accompanying statutory-basis balance sheets of Modern Woodmen of America (the Society) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, surplus, and cash flow for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Society’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Society’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Society’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Society presents its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation Division of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Modern Woodmen of America at December 31, 2006 and 2005, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2006.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Modern Woodmen of America at December 31, 2006 and 2005, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2006, in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation Division of Insurance.

The 2005 and 2004 financial statements have been restated as discussed in Notes 1 and 12 to the financial statements.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 13, 2007

Modern Woodmen of America

Balance Sheets – Statutory Basis

(Dollars in Thousands)

	December 31
	2006	2005
		(Restated Note 1)
Admitted Assets
Investments:
Bonds:
Government	$1,643,504	$1,645,363
Public utilities	1,400,305	1,334,215
Industrial and miscellaneous	3,218,835	2,959,462

	6,262,644	5,939,040

Preferred stocks	42,191	19,009
Common stocks:
Unaffiliated companies	521,926	466,017
Affiliated companies	14,114	7,524

	536,040	473,541

Mortgage loans	588,541	565,301
Real estate:
Property occupied by the Society	33,731	33,055
Property held for the production of income	7,462	10,017
Property held for sale	—	707

	41,193	43,779

Certificateholders’ loans	191,540	190,790
Other invested assets	63,738	45,644

Total investments	7,725,887	7,277,104

Cash and short-term investments	21,645	41,428
Investment income due and accrued	85,051	82,352
Electronic data processing equipment	5,662	456
Premiums in course of collection	288	292
Receivable from affiliates	604	499
Other assets	113	169
Separate account assets	89,632	54,131

Total admitted assets	$7,928,882	$7,456,431

	December 31
	2006	2005
		(Restated Note 1)
Liabilities and surplus
Liabilities:
Aggregate reserves for certificates and contracts:
Life and annuity	$6,475,374	$6,153,841
Accident and health	4,931	5,221
Certificate and contract claims	11,154	13,477
Other certificateholders’ funds	6,555	6,781
Dividends payable to certificateholders	23,200	22,800
Accrued commissions, general expenses, and taxes	9,024	9,847
Payable to affiliates	188	163
Other liabilities	33,993	18,975

	6,564,419	6,231,105

Liability for employees’ and fieldworkers’ benefits	25,300	24,043
Interest maintenance reserve	14,145	16,780
Asset valuation reserve	172,041	152,544
Separate account liabilities	89,632	54,131

Total liabilities	6,865,537	6,478,603

Surplus:
Appropriated	244,106	236,048
Unassigned and other surplus funds	819,239	741,780

Total surplus	1,063,345	977,828

Total liabilities and surplus	$7,928,882	$7,456,431

See accompanying notes.

Modern Woodmen of America

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
		(Restated Note 1)
Income:
Premiums and other considerations:
Life and annuities	$614,674	$640,955	$683,894
Other	5,222	5,745	5,994
Investment income, net of investment expenses: 2006 – $10,153; 2005 – $9,263; 2004 - $8,266	420,923	403,737	392,626
Amortization of interest maintenance reserve	4,008	3,390	4,378
Other income	21,727	20,466	17,770

Total income	1,066,554	1,074,293	1,104,662

Benefits and expenses:
Benefits:
Life and annuities	488,150	431,940	391,133
Other	7,573	6,739	4,875
Increase in aggregate reserves for certificates and contracts and other certificateholders’ funds	314,416	388,739	460,698
Employees’ and fieldworkers’ benefit plans	(997)	(106)	1,520
Commissions	43,093	44,894	48,055
General insurance expenses	82,987	75,084	79,701
Insurance, taxes, licenses, and fees	5,016	5,027	5,291
Net transfers to separate accounts	27,406	22,266	19,814

	967,644	974,583	1,011,087
Fraternal, charitable, and benevolent expenses	21,841	22,220	20,999

Total benefits and expenses	989,485	996,803	1,032,086

Net gain from operations before dividends to certificateholders and net realized capital gains	77,069	77,490	72,576

Dividends to certificateholders	23,299	22,970	22,131

Net gain from operations before net realized capital gains	53,770	54,520	50,445

Net realized capital gains	45,419	25,801	34,729

Net income	$99,189	$80,321	$85,174

See accompanying notes.

Modern Woodmen of America

Statements of Surplus – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
		(Restated Note 1)
Appropriated:
Balance at beginning of year	$236,048	$229,282	$220,873
Transfer from unassigned surplus	8,058	6,766	8,409

Balance at end of year	244,106	236,048	229,282

Unassigned:
Balance at beginning of year	741,780	679,924	612,973
Net income	99,189	80,321	85,174
Change in net unrealized capital gains	8,624	8,804	8,256
Change in asset valuation reserve	(19,497)	(18,670)	(17,883)
Change in nonadmitted assets	(2,769)	(1,673)	(204)
Transfer to appropriated surplus	(8,058)	(6,766)	(8,409)
Prior period adjustment (Note 1)	—	(150)	—
Other (decreases) increases, net	(30)	(10)	17

Balance at end of year	819,239	741,780	679,924

Total surplus	$1,063,345	$977,828	$909,206

See accompanying notes.

Modern Woodmen of America

Statements of Cash Flows – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2006	2005	2004
Operating activities
Premium and annuity considerations	$619,675	$646,530	$689,778
Investment income, net	422,177	403,601	392,197
Miscellaneous income	21,727	20,466	17,770

Total cash provided by operations	1,063,579	1,070,597	1,099,745

Benefit and loss-related payments	(492,653)	(431,840)	(393,846)
Commissions and other expenses paid	(152,935)	(147,755)	(155,531)
Dividends paid to certificateholders	(22,899)	(22,370)	(21,931)
Net transfers to separate accounts	(28,219)	(22,852)	(20,609)

Total cash used in operations	(696,706)	(624,817)	(591,917)

Net cash provided by operating activities	366,873	445,780	507,828

Investing activities
Proceeds from investments sold or matured:
Bonds	357,131	580,073	525,257
Stocks	63,505	36,304	74,659
Mortgage loans	57,996	63,867	58,972
Real estate	870	2,877	4,670
Other invested assets	31,393	5,943	7,137
Miscellaneous proceeds	15,659	32	551

Total investment proceeds	526,554	689,096	671,246

Cash applied, cost of investments acquired:
Bonds	(681,814)	(1,054,172)	(1,015,516)
Stocks	(101,141)	(28,183)	(67,952)
Mortgage loans	(80,970)	(49,840)	(91,187)
Real estate	—	—	(2,130)
Other invested assets	(43,575)	(10,403)	(13,477)
Miscellaneous applications	—	(3)	(18,550)

Total investment applications	(907,500)	(1,142,601)	(1,208,812)

Net increase in certificateholders’ loans	(906)	(1,472)	(359)

Net cash used in investing activities	(381,852)	(454,977)	(537,925)

Other cash (used in ) provided by financing activities and miscellaneous sources	(4,804)	18,763	17,526

Net (decrease) increase in cash and short-term investments	(19,783)	9,566	(12,571)
Cash and short-term investments at beginning of year	41,428	31,862	44,433

Cash and short-term investments at end of year	$21,645	$41,428	$31,862

See accompanying notes.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

December 31, 2006

1. Nature of Operations and Significant Accounting Policies

Description of Business

Modern Woodmen of America (the Society) was incorporated on May 5, 1884, in the state of Illinois, as a tax-exempt fraternal benefit society. The Society is licensed to sell insurance in every state except Alaska, Hawaii, and Nevada. The majority of the Society’s business is in the midwestern and southeastern portions of the United States.

MWABank (the Bank) is a wholly owned subsidiary of the Society. The Bank began operations on January 27, 2003, upon approval of its federal savings bank charter by the Office of Thrift Supervision.

MWA Financial Services, Inc. was established as a wholly owned subsidiary of the Society on February 2, 2001, operating as an introducing broker-dealer to engage in the sales of nonproprietary mutual funds, equity securities, and variable products (beginning in 2002) offered by the Society to its members. The equity securities are cleared through Pershing LLC.

MWAGIA, Inc. was established on September 6, 2001, as a wholly owned subsidiary of MWA Financial Services, Inc. The subsidiary is involved in the sale of nonproprietary insurance products through the Society’s agents licensed to sell this type of coverage.

Significant Risks

The following is a description of what management believes to be significant risks facing diversified financial service organizations and how the Society mitigates those risks:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Society mitigates this risk by offering a wide range of products and operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Credit risk is the risk that issuers of securities owned by the Society or borrowers on mortgage loans on real estate will default or that other parties that owe the Society money will not pay. The Society minimizes this risk by adhering to a conservative investment strategy and by maintaining sound credit and collection policies. The Society is also exposed to credit risk in the event of nonperformance by counterparties to derivative instruments. The Society mitigates this risk by only entering into transactions with creditworthy counterparties.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Society’s investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Society mitigates this risk by charging fees for certain certificateholders’ contract terminations, by offering products that transfer this risk to the purchaser, and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Basis of Presentation

The Society’s financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation – Division of Insurance (statutory accounting practices), which practices differ in some respects from accounting principles generally accepted in the United States (GAAP).

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners’ (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available-for-sale.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

All single-class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interest in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, valuation allowances would be established when the Society determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus for statutory purposes, rather than being included as a component of operations as would be required by GAAP.

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations for statutory purposes rather than at cost less accumulated depreciation under GAAP. Investment income and operating expenses include imputed rent for the Society’s occupancy of those properties for statutory purposes.

Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statements of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Declines in the value of investments due to noninterest related-risk are provided for through the establishment of an NAIC formula-determined statutory asset valuation reserve (AVR) with changes charged directly to surplus, rather than solely through recognition in the statements of operations for declines in value, when such declines are judged to be other than temporary under GAAP.

The accounts and operations of the Society’s subsidiaries are not consolidated with the accounts and operations of the Society as would be required under GAAP.

The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as nonadmitted are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent these assets are not impaired.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded.

Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Revenues for universal life-type policies and annuity policies consist of the entire premiums received and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges, and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

For purposes of calculating the Society’s pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included.

Dividends to certificateholders are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant statutory accounting practices are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of the Society’s statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Restatement for Adjustments to Aggregate Reserves

During the third quarter of 2006, two errors were discovered in annuity reserve calculations for deferred annuity products. As a result, aggregate reserves for life and annuity certificates and contracts were overstated by $17,662 at December 31, 2005, and $6,859 at December 31, 2004, as previously reported. The statement of financial position at December 31, 2005, and the results of operations for the years ended December 31, 2005 and 2004, have been restated to reflect adjustments for these errors. See Note 12 for a reconciliation of 2005 and 2004 Annual Statement amounts to those reported in the accompanying statutory-basis financial statements.

Cash and Short-Term Investments

In connection with the preparation of its statutory-basis statements of cash flow, the Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments. These investments have been valued at amortized cost, which approximates market value.

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the interest method. Preferred stocks are stated principally at cost. Common stocks are reported at market value, as determined by the Securities Valuation Office of the NAIC (SVO) for unaffiliated companies, with changes in unrealized gains or losses credited or charged directly to surplus. For the Society’s noninsurance subsidiaries, the common stock is reported based on underlying GAAP equity. Minor ownership interests in limited partnerships are also carried at related share of GAAP equity.

During 2006, the NAIC defined a hybrid security as a security designed with characteristics of both debt and equity which provides protection to the issuer’s senior note holders. Furthermore, the NAIC required all defined hybrid securities to be classified as preferred stock. Accordingly, $19,910 and $14,947 of securities previously classified as bonds by the Society have been reclassified as preferred stock as of December 31, 2006 and 2005, respectively. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 43, Loan-backed and Structured Securities, and therefore are reported at amortized cost based upon their NAIC rating.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Mortgage loans are predominately first liens on large commercial buildings and are stated primarily at the unpaid principal balance. The Society records impaired loans at the present value of expected future cash flows discounted at the loan’s effective interest rate, or as an expedient, at the loan’s observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Certificateholders’ loans are reported at unpaid principal balance.

Land is reported at cost. Real estate occupied by the Society, real estate held for the production of income, and real estate held for sale are reported at depreciated cost net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

The balance in home office property relates to an expansion of the Society’s home office. The costs of buildings owned for the Society’s own use incurred prior to this expansion have been charged to unassigned surplus.

Realized gains and losses on sales are determined on the basis of specific identification of investments. Changes in admitted asset carrying amounts of bonds and common stocks are generally credited or charged directly to unassigned and other surplus funds. However, the carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying amount of the investment is reduced to its estimated fair value, and a specific write-down is taken. Such reductions in the carrying amounts are recognized as realized losses on investments.

The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities which are amortized into net investment income over the estimated remaining lives of the investments sold.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The Society’s investment policy requires it to maintain a diversified, high average quality debt securities portfolio and imposes limits on holdings of lower quality securities, including those with heightened risk-reward exposure. Credit exposure is regularly monitored on an overall basis and from industry, geographic, and individual issuer perspectives. Duration/cash flow characteristics of fixed-income investments are compared with those of insurance liabilities to ascertain that durations are prudently managed.

Interest income is recognized on an accrual basis. Dividends are recorded on the ex-dividend date. Income is generally not recorded on investments when there is evidence of default or another indication that such amounts will not be collected. There was no excluded investment income for the years ended December 31, 2006, 2005, or 2004.

Derivatives

The Society takes positions from time to time in certain derivative instruments to increase investment returns and to hedge against adverse interest rate movements. Financial instruments used for such purposes include written covered call options on equity holdings, interest rate caps, and purchased call options on Treasury futures contracts. As of December 31, 2006 and 2005, the Society held no covered call options on equity holdings or purchased call options on Treasury futures contracts. As of December 31, 2006, 2005, and 2004, the Society held one interest rate cap financial instrument.

The financial instruments used by the Society do not qualify for hedge accounting. Accordingly, the instruments are recorded at their fair value in other invested assets on the balance sheet and any change in the value of the instruments are recorded as an unrealized gain or loss, with a corresponding increase or decrease taken directly to surplus. The Society’s use of derivatives is further described in Note 2.

Electronic Data Processing

The admitted value of the Society’s electronic data processing equipment is limited to three percent of capital and surplus. The admitted portion is reported at cost, less accumulated depreciation of $9,013, $8,895, and $6,881 in 2006, 2005, and 2004, respectively. Depreciation expense is computed using the straight-line method over the lesser of the useful lives of the assets or three years. Depreciation expense charged to operations in 2006, 2005, and 2004 was $287, $2,404, and $2,937, respectively.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Reserves for Life, Annuity, and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by Illinois Department of Financial and Professional Regulation – Division of Insurance. The Society waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

For substandard table ratings, midterminal reserves are based on an approximate multiple of the standard mortality rates. For flat extra ratings, midterminal reserves are based on the standard or substandard mortality rates increased by one half of the gross annual premium.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is also determined by formula.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed, and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on contracts with no mortality or morbidity risks contracts are entered directly as a liability when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Dividends to Certificateholders

Dividends to certificateholders are expensed as incurred. Dividend rates are established by the Society’s Board of Directors. Participating business written approximates 97% of total premiums earned in 2006.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered by EquiTrust Life Insurance Company for individual annuities and life insurance products with a nonguaranteed return, and for which the certificateholder, rather than the Society, bears the investment risk. Separate account assets, which consist of investments in mutual funds, are reported at market value. Revenues and expenses related to the separate accounts, to the extent of benefits paid or provided to the separate accounts certificateholders, are excluded from the amounts reported in the accompanying statements of operations. Fees charged on separate account certificateholder deposits are included in other income.

Reinsurance

The Society reinsures certain risks related to a small portion of its business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums and expenses are stated net of amounts related to reinsurance agreements. In 2006, 2005, and 2004, insurance premiums were reduced by $26,673, $27,185, and $23,067, respectively, for amounts paid under the cession agreements. In addition, benefits were reduced by $6,726, $6,367, and $3,742 in 2006, 2005, and 2004, respectively, for amounts received under the cession agreements. Insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2006 – $15,099; 2005 – $15,434; and 2004 – $13,525). The Society is contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

Other

Nonadmitted assets (principally certain investments, receivables and furniture and equipment) have been excluded from the balance sheets by a charge to surplus.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Appropriated surplus represents discretionary reserves established by the Society. The amount appropriated as of December 31, 2006 and 2005, consists of an endowment reserve for future fraternal activities.

Adjustments to Unassigned Surplus

In 2005, the Society discovered two errors in reporting prior year balances. The first error relates to the method of depreciation the Society used in prior years for certain real estate investments. The Society changed to a straight-line method of depreciation for these holdings after discovering that it had been using a constant yield method of depreciation, a nonallowed depreciation methodology. This error resulted in an overstatement of real estate assets and surplus by $3,524 at December 31, 2004. Also in 2005, an error was discovered in the disabled lives reserve calculation. This error resulted in an overstatement of reserves of $3,374 at December 31, 2004. A net adjustment of $150 has been included in unassigned surplus to correct these errors.

Reclassifications

Certain amounts appearing in the Society’s 2005 and 2004 statutory-basis financial statements have been reclassified to conform to the 2006 presentation.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments

The amortized cost and estimated market value of bonds and preferred and common stocks as of December 31, 2006 and 2005, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
December 31, 2006
Bonds:
U.S. government and agencies	$1,533,580	$5,863	$(23,728)	$1,515,715
States and political subdivisions	105,823	1,339	(2,605)	104,557
Foreign governments	4,101	85	—	4,186
Corporate securities	4,320,825	82,447	(78,530)	4,324,742
Mortgage and asset-backed securities	298,315	348	(9,585)	289,078

	$6,262,644	$90,082	$(114,448)	$6,238,278

Preferred stocks	$42,191	$1,748	$(41)	$43,898

Common stocks	$318,946	$238,432	$(21,338)	$536,040

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
December 31, 2005
Bonds:
U.S. government and agencies	$1,529,753	$10,488	$(17,446)	$1,522,795
States and political subdivisions	109,988	2,794	(2,129)	110,653
Foreign governments	5,622	256	—	5,878
Corporate securities	3,995,125	168,380	(39,959)	4,123,546
Mortgage and asset-backed securities	298,552	818	(7,361)	292,009

	$5,939,040	$182,736	$(66,895)	$6,054,881

Preferred stocks	$19,009	$344	$(1,461)	$17,892

Common stocks	$262,697	$227,570	$(16,726)	$473,541

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

The following table shows amortized costs, gross unrealized losses, and fair values of bonds aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position.

	December 31, 2006
	Statement Value	Gross Unrealized Loss	Actual Estimated Fair Value
Less than 12 months:
U.S. government and agencies	$251,250	$(1,042)	$250,208
States and political subdivisions	15,397	(65)	15,332
Corporate securities	1,150,285	(30,074)	1,120,211
Mortgage and asset-backed securities	37,206	(1,544)	35,662

	1,454,138	(32,725)	1,421,413
Greater than 12 months:
U.S. government and agencies	945,875	(22,686)	923,189
States and political subdivisions	46,361	(2,540)	43,821
Corporate securities	993,214	(48,456)	944,758
Mortgage and asset-backed securities	219,686	(8,041)	211,645

	2,205,136	(81,723)	2,123,413

Total	$3,659,274	$(114,448)	$3,544,826

Included in the above table are 692 securities from 333 issuers. Approximately 92% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a “1” or “2” by the SVO. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

At December 31, 2005, the Society identified certain fixed maturity securities that have characteristics (i.e., significant unrealized losses compared to carrying amount) creating uncertainty as to the future assessment of other-than-temporary impairments, which are listed below by the length of time these fixed maturity securities have been in an unrealized loss position.

	December 31, 2005
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
Less than 12 months:
U.S. government and agencies	$751,039	$(9,939)	$741,100
States and political subdivisions	16,118	(567)	15,551
Corporate securities	780,669	(24,785)	755,884
Mortgage and asset-backed securities	95,528	(2,031)	93,497

	1,643,354	(37,322)	1,606,032
Greater than 12 months:
U.S. government and agencies	241,690	(7,507)	234,183
States and political subdivisions	42,284	(1,562)	40,722
Corporate securities	308,859	(15,174)	293,685
Mortgage and asset-backed securities	148,673	(5,330)	143,343

	741,506	(29,573)	711,933

Total	$2,384,860	$(66,895)	$2,317,965

Included in the above table are 407 securities from 178 issuers. Approximately 92% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a “1” or “2” by the SVO. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

The Society monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, the Society reviews factors such as:

•	Historical operating trends.

•	Business prospects.

•	Status of the industry in which the Society operates.

•	Quality of management.

•	Size of the unrealized loss.

•	Length of time the security has been in an unrealized loss position.

•	The Society’s intent and ability to hold the security.

The Society believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled, and the Society has the ability and intent to hold these securities until they recover in value or mature.

At December 31, 2006, the Society also had $20,088 of gross unrealized losses on equity securities with an estimated market value of $33,434 that have been in an unrealized position for more than one year and $1,291 of gross unrealized losses on equity securities with an estimated market value of $14,998 that have been in an unrealized position for less than one year. At December 31, 2005, the Society had $7,653 of gross unrealized losses on equity securities with an estimated market value of $11,604 that have been in an unrealized position for more than one year and $10,534 of gross unrealized losses on equity securities with an estimated market value of $21,073 that have been in an unrealized position for less than one year.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

The amortized cost and estimated market value of bonds at December 31, 2006, by final contractual maturity, are shown below. Expected maturities will differ from final contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Market Value
Due in one year or less	$113,680	$114,238
Due one through five years	1,182,155	1,222,929
Due five through ten years	2,795,728	2,760,395
Due after ten years	408,434	404,132

	4,499,997	4,501,694

Mortgage-backed and other securities without a single maturity date	1,762,647	1,736,584

	$6,262,644	$6,238,278

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

Major categories of net investment income for the years ended December 31 are summarized as follows:

	2006	2005	2004
Bonds	$358,906	$345,278	$332,071
Preferred stocks	582	520	354
Common stocks (unaffiliated)	8,290	7,047	7,594
Mortgage loans	43,407	45,107	44,638
Real estate	5,036	5,041	5,199
Certificateholders’ loans	12,634	12,507	12,461
Cash and short-term investments	2,130	1,096	426
Derivative instruments	(4,637)	(4,637)	(2,705)
Other invested assets	380	47	148
Other	4,348	994	706

	431,076	413,000	400,892
Less investment expenses	10,153	9,263	8,266

	$420,923	$403,737	$392,626

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus for the years ended December 31 are summarized as follows:

	Realized			Change in Unrealized
	2006	2005	2004	2006	2005	2004
Bonds	$1,884	$13,991	$4,222	$(266)	$280	$4,594
Preferred stocks	(1,337)	(426)	1,213	—	—	—
Common stocks	38,170	14,807	29,436	6,250	7,735	11,801
Mortgage loans	—	—	(12)	—	—	—
Real estate	163	2,530	2,511	—	—	—
Other invested assets	7,912	4,260	2,802	(1,017)	1,771	1,106
Derivate instruments	—	—	—	3,657	(982)	(9,245)

Total capital gains	46,792	35,162	40,172	8,624	8,804	8,256
Transferred to interest maintenance reserve	(1,373)	(9,361)	(5,443)	—	—	—

Net capital gains	$45,419	$25,801	$34,729	$8,624	$8,804	$8,256

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

Proceeds from sales of bonds during 2006, 2005, and 2004 were $18,368, $79,453, and $81,603, respectively. Gross gains and gross losses realized from these transactions amounted to $765 and $(966) for 2006, $11,589 and $(1,253) for 2005, and $4,055 and $(746) for 2004, respectively. Realized capital losses on bonds in 2006, 2005, and 2004 included the recognition of other-than-temporary impairments in the value of $1,487, $6,098, and $500, respectively. Realized capital gains on common stocks in 2005 included the recognition of other-than-temporary impairments of $907. No other-than-temporary impairments on common stock were recognized in 2006 and 2004. Realized capital gains on preferred stocks in 2006, 2005, and 2004 included the recognition of other-than-temporary impairments of $1,337, $426, and $5, respectively.

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2006 and 2005, 33%, or $2,089,333, and 33%, or $1,951,819, respectively, of the Society’s bond portfolio was invested in private placement bonds.

At December 31, 2006 and 2005, 99.85% and 99.98%, respectively, of the Society’s bond portfolio is carried at amortized cost, with the remainder carried at the lower of amortized cost or fair market value. Investments totaling $790 and $1,541 were nonincome producing for the years ended December 31, 2006 and 2005, respectively.

At December 31, 2006 and 2005, the Society had $465,152 and $469,226, respectively, of securities on loan to approved brokers to earn additional income. The Society receives collateral against the loaned securities and maintains collateral in an amount not less than 102% of the market value of the loaned securities during the period of the loan. Although risk is mitigated by the collateral, the Society could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Society represent its primary areas of credit risk exposure. At December 31, 2006 and 2005, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution

	December 31
	2006	2005
North Central	41%	41%
South Atlantic	19	22
Pacific	16	17
Mountain	7	6
South Central	7	6
New England	4	5
Mid Atlantic	6	3

Property-Type Distribution

	December 31
	2006	2005
Retail	51%	57%
Industrial	32	19
Office	16	18
Other	1	6

During 2006, the respective maximum and minimum lending rates for mortgage loans were 6.625% and 5.7%. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 80%. At December 31, 2006, the Society held no mortgages with interest overdue beyond 180 days (excluding accrued interest). At December 31, 2006, the Society held no restructured mortgages. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. The Society has eight loan commitments that were made in 2006 for closing in 2007 totaling $38,850.

At December 31, 2004, the Society had acquired one variable interest rate accrual cap with a cost and notional amount of $18,550 that expires June 7, 2008. This interest rate cap has an amortized cost of $6,570 and is reflected in the accompanying balance sheet at its estimated fair value of $-0- and $980 at December 31, 2006 and 2005, respectively. The Society amortized $4,637, $4,637, and $2,705 of its book value as a direct charge to net investment income during 2006, 2005, and 2004, respectively. The Society also recorded unrealized losses of $3,657, $982, and $9,245 on this instrument for the years ended December 31, 2006, 2005, and 2004, respectively.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

3. Investments in Affiliated Companies

At December 31, 2006 and 2005, the Society’s investments in affiliated companies are as follows:

	2006	2005
MWA Financial Services, Inc.	$1,259	$872
MWABank	12,855	6,652

	$14,114	$7,524

At December 31, 2006 and 2005, the total consolidated assets of MWA Financial Services, Inc. were $1,846 and $1,359, respectively. Net losses for the years ended December 31, 2006, 2005, and 2004 were $662, $751, and $937, respectively.

During 2002, the Society established a federal savings bank under the Office of Thrift Supervision called MWABank (the Bank). The Society paid all expenses of the Bank while it was in the developmental stage throughout 2002. On January 27, 2003, operations of the Bank commenced and the Society transferred its initial capitalization of $10,000 to the Bank. This investment consisted of one share of $1 par value common stock shares and $9,999 in additional paid-in capital. At December 31, 2006 and 2005, the total assets of the Bank were $152,072 and $82,501, respectively. Net losses for the years ended December 31, 2006, 2005, and 2004 were $2,739, $3,296, and $2,024, respectively.

The Society entered into separate servicing agreements with MWA Financial Services, Inc. and the Bank, whereby these affiliates will reimburse the Society for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $3,185, $2,683, and $2,509 during 2006, 2005, and 2004, respectively. The Society made capital contributions of $1,050, $500, and $1,250 in MWA Financial Services, Inc. during 2006, 2005, and 2004, respectively. Additionally, the Society made capital contributions of $9,000, $4,000, and $-0- in the Bank during 2006, 2005, and 2004, respectively.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

4. Line of Credit

The Society has a $50,000 collateralized line of credit available from The Northern Trust Company to borrow funds to complete the purchase of investments or otherwise meet the short-term cash needs of the Society. Interest is payable quarterly at a variable rate. The agreement was renewed during 2006 as a perpetual line so that there will be no date of expiration. The Society had no borrowings from this line of credit as of December 31, 2006 or 2005. The line of credit agreement is secured by investment securities held in safekeeping at The Northern Trust Company.

5. Annuity Reserves and Deposit Fund Liabilities

At December 31, 2006 and 2005, the Society’s annuity reserves and other certificateholder funds that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	2006		2005
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With market value adjustment	$—	—%	$—	—%
At book value less current surrender charge of 5% or more	1,475,789	34	1,469,259	36
At market value	—	—	—	—

Total with adjustment or at market value	1,475,789	34%	1,469,259	36
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	2,767,404	64	2,520,269	62
Not subject to discretionary withdrawal	97,810	2	94,337	2

Total annuity reserves and deposit fund liabilities – before reinsurance	4,341,003	100%	4,083,865	100%

Less reinsurance ceded	1,047		4,115

Net annuity reserves and deposit fund liabilities	$4,339,956		$4,079,750

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

5. Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2006 and 2005, is as follows:

	2006	2005
Life and Accident & Health Annual Statement:
Annuity reserves, total net	$4,088,621	$3,870,722
Supplementary contracts with life contingencies, total net	47,380	45,316
Deposit-type contracts, total net	120,165	113,337

	4,256,166	4,029,375
Separate Accounts Annual Statement:
Annuity reserves, total net	83,790	50,375

Total annuity actuarial reserves and deposit fund liabilities	$4,339,956	$4,079,750

6. Separate Accounts

Information regarding the nonguaranteed separate accounts of the Society as of and for the years ended December 31 are as follows:

	2006	2005	2004
Premiums, deposits, and other considerations	$32,298	$25,636	$21,962

Reserves
For accounts with assets at:
Market value	$84,797	$50,922	$26,629
Amortized cost	—	—	—

Total	$84,797	$50,922	$26,629

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

6. Separate Accounts (continued)

	2006	2005
Reserves for nonguaranteed separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At market value	84,797	50,922
At book value without market value adjustment and with current surrender charge of less than 5%	—	—

Subtotal	84,797	50,922
Not subject to discretionary withdrawal	—	—

Total separate account reserves	$84,797	$50,922

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2006, 2005, and 2004, is as follows:

	2006	2005	2004
Transfers as reported in the summary of operations of the separate account statement:
Transfers to separate accounts	$32,298	$25,636	$21,962
Transfers from separate accounts	(5,705)	(3,956)	(2,944)

Net transfers to separate accounts	26,593	21,680	19,018

Reconciling adjustments:
Charges for investment management, etc.	813	586	796

Transfers as reported in the statements of operations herein	$27,406	$22,266	$19,814

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

7. Surplus and Dividends

The Society is required to maintain minimum surplus levels established by the Illinois Department of Financial and Professional Regulation – Division of Insurance. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance Department of the State of Illinois. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2006, the Society’s surplus exceeded the minimum levels required by the Illinois Department of Financial and Professional Regulation – Division of Insurance and RBC standards.

8. Employee Benefit Plans

The Society has noncontributory defined benefit pension plans providing benefits for substantially all employees and full-time fieldworkers who have completed one year of continuous service. The Society’s policy is to fund amounts expensed. The benefits are generally based on years of service and the employee’s compensation during employment. The Society’s funding method is the level dollar entry age normal method. The plan includes a medical benefit component in addition to the normal retirement benefits to fund a portion of the postretirement obligations for retirees and their beneficiaries in accordance with Section 401(h) of the Internal Revenue Code (IRC). A separate account has been established and maintained in the plan for net assets related to the medical benefit component (401(h) account). In accordance with IRC Section 401(h), the plan’s investments in the 401(h) account may not be used for, or directed to, any purpose other than providing health benefits for retirees and their beneficiaries. The related obligations for health benefits are not included in this plan’s obligations. Pension expense for 2006, 2005, and 2004 was $26,443, $17,378, and $19,534, respectively, including $1,353, $1,448, and $1,519, respectively, related to the medical benefit plans.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

8. Employee Benefit Plans (continued)

A summary of assets, obligations, and assumptions of the pension and other postretirement benefit plans are as follows, with the Society using a December 31 measurement date:

	Pension Benefits		Other Postretirement Benefits
	December 31		December 31
	2006	2005	2006	2005
Change in projected benefit obligation
Projected benefit obligation at beginning of year	$247,122	$232,647	$10,555	$10,164
Service cost	12,088	12,264	384	155
Interest cost	12,900	12,212	607	585
Actuarial gain (loss)	(12,335)	(3,196)	59	431
Benefits paid	(7,757)	(6,805)	(1,077)	(780)

Projected benefit obligation at end of year	$252,018	$247,122	$10,528	$10,555

Change in plan assets
Fair value of plan assets at beginning of year	$223,948	$209,345	$12,605	$10,523
Actual return on plan assets	25,464	5,273	2,775	1,414
Reserve increase	1,120	2,240	–	–
Employer contributions	23,833	13,895	1,357	1,448
Benefits paid	(7,757)	(6,805)	(1,077)	(780)

Fair value of plan assets at end of year	$266,608	$223,948	$15,660	$12,605

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

8. Employee Benefit Plans (continued)

	Pension Benefits		Other Postretirement Benefits
	December 31		December 31
	2006	2005	2006	2005
Funded status	$14,590	$(23,174)	$5,132	$2,050
Unrecognized net actuarial gain	23,338	47,306	341	1,098
Unamortized prior service cost	—	—	60	71
Remaining net obligation or net asset at initial date of application	(2,709)	(3,121)	(74)	(87)

Prepaid assets	$35,219	$21,011	$5,459	$3,132

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$208,514	$197,733	$10,528	$10,555

Benefit obligation for nonvested employees
Projected benefit obligation	$5,356	$7,802	$21,977	$19,430
Accumulated benefit obligation	$4,577	$10,103	$20,620	$19,890

Weighted-average assumptions used to determine projected benefit obligation as of December 31
Weighted average discount rate	5.75%	5.75%	5.75%	5.75%
Rate of compensation increase	5.00	5.00	N/A	N/A

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

8. Employee Benefit Plans (continued)

	Pension Benefits			Other Postretirement Benefits
	2006	2005	2004	2006	2005	2004
Weighted-average assumptions used to determine net periodic benefit cost as of December 31
Weighted-average discount rate	5.75%	5.75%	6.00%	5.75%	5.75%	5.75%
Expected long-term rate of return on plan assets	7.00	7.00	7.00	7.00	7.00	7.00
Rate of compensation increase	5.00	5.00	5.00	N/A	N/A	N/A

Components of net periodic benefit cost
Service cost	$12,088	$12,264	$11,404	$384	$155	$312
Interest cost	12,900	12,212	11,359	607	585	600
Expected return on plan assets	(14,364)	(13,137)	(11,801)	(882)	(737)	(551)
Amortization of transition asset	(412)	(412)	(412)	(13)	(13)	(13)
Net amortization and deferral	1,696	1,925	1,325	11	31	88

Net periodic benefit cost	$11,908	$12,852	$11,875	$107	$21	$436

For measurement purposes, an 8.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2007. The rate was assumed to decrease gradually to 5% for 2013 and remain at that level thereafter.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

8. Employee Benefit Plans (continued)

A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	1-Percentage- Point Increase	1-Percentage- Point Decrease
Effect on total of service and interest cost components	$109	$(90)
Effect on accumulated postretirement benefit obligation	1,079	(917)

The accumulated benefit obligation for all defined benefit plans was $208,514 and $197,733 at December 31, 2006 and 2005, respectively. A minimum pension liability is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment, less allowable intangible assets, is reported as a surplus adjustment. The accumulated benefit obligation for the Society’s qualified defined benefit plans did not exceed the fair value of the assets of $266,608 and $223,948 at December 31, 2006 and 2005, respectively. Accordingly, at December 31, 2006 and 2005, there was no minimum liability adjustment.

Pension Plan Assets

Pension plan weighted-average asset allocations at December 31, 2006 and 2005 by asset category are as follows:

	Retirement Plan Assets at December 31
	2006	2005
Asset category
Equity	49%	52%
Fixed income	43	42
Cash and short-term	8	6

	100%	100%

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

8. Employee Benefit Plans (continued)

	401(h) Plan Assets at December 31
	2006	2005
Asset category
Equity	100%	100%

The Society’s long range asset allocation model for the retirement plan is 50% equities and 50% fixed income. At December 31, 2006, the Society utilized an expected long-term return of 7% on pension fund assets. The expected long-term rate of return on plan assets is based on historical market returns for the plan’s investment classes, current market conditions, and expected future market trends, as they affect changes in interest rates and anticipated equity market performance. The Society also considers factors such as the timing and amounts of expected contributions to the plan and benefit payments to plan participants.

The expected benefit payments to be paid in the next ten years ending December 31 are outlined below:

Year	Expected Benefit Payments
2007	$7,007
2008	7,187
2009	7,321
2010	7,515
2011	7,708
2012 – 2016	42,226

The Society does not have any regulatory contribution requirements for 2007; however, the Society currently intends to make voluntary contributions to the qualified defined benefit pension plan of $5,000 and to the other postretirement plan of $1,500 in 2007.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

8. Employee Benefit Plans (continued)

The Society also has a defined contribution plan covering substantially all employees and full-time fieldworkers who have completed one year of continuous service. The plan was converted to a 401(k) plan on April 1, 1998. Participants may contribute up to 15% of their annual compensation to the plan, and the Society contributes an amount equal to 50% of each participant’s contribution for the first 6% of the participant’s compensation contributed. Total contributions to the plan by the Society, net of forfeitures, for 2006, 2005, and 2004 were $1,575, $1,618, and $1,696, respectively.

9. Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, (Statement No. 107) requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the market value of the Society.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and short-term investments, premiums in course of collection, and investment income due and accrued: The carrying amounts reported in the balance sheet approximate their fair value due to their liquid nature or expected short-term settlement.

Bonds, preferred stocks, and unaffiliated common stocks: Fair values are based on values published by the SVO, quoted market prices, or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Mortgage loans: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Certificateholders’ loans: Certificateholders’ loans, which have no defined maturity, had interest rates at December 31, 2006, which ranged from 5% to 8%. The Society believes that the statement value approximates the fair value of the certificateholder loans.

Separate account assets: Separate account assets are reported at estimated fair value in the Society’s statutory-basis balance sheets.

Derivative instruments: Fair values of derivative instruments are based on pricing models or formulas using current assumptions and are classified as other invested assets.

Aggregate reserves for interest-sensitive certificates and contracts, life and annuity: The Society’s investment contracts, deferred annuities, and single premium deferred annuities have variable rates and can be repriced quarterly. As there have been no significant changes in the credit quality of the instruments or significant fluctuations in interest rates, their fair value is estimated at their carrying value less expected surrender charges.

Certificate and contract claims, other certificateholders’ funds, and dividends payable to certificateholders: The carrying amounts reported in the statement of admitted assets, liabilities, and surplus for these items approximate their fair value because short-term settlement is expected.

Liabilities related to separate accounts: Separate account liabilities are estimated at cash surrender value, the cost the Society would incur to extinguish the liability.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

The estimated carrying amounts and fair values of the Society’s financial instruments are as follows:

	December 31, 2006		December 31, 2005
	Carrying Amount	Fair Value	Carrying Amount (Restated)	Fair Value
Financial assets:
Cash and short-term investments	$21,645	$21,645	$41,428	$41,428
Investment income due and accrued	85,051	85,051	82,352	82,352
Premiums in course of collection	288	288	292	292
Bonds	6,262,644	6,238,278	5,939,040	6,054,881
Preferred stocks	42,191	43,898	19,009	17,892
Common stocks – unaffiliated	521,926	521,926	466,017	466,017
Mortgage loans	588,541	615,227	565,301	602,760
Certificateholders’ loans	191,540	191,540	190,790	190,790
Separate account assets	89,632	89,632	54,131	54,131
Interest rate caps	—	—	980	980
Financial liabilities:
Aggregate reserves for interest-sensitive certificates and contracts, life and annuity	5,419,869	5,309,303	5,132,183	5,022,585
Certificate and contract claims	11,154	11,154	13,477	13,477
Other certificateholders’ funds	6,555	6,555	6,781	6,781
Dividends payable to certificateholders	23,200	23,200	22,800	22,800
Separate account liabilities	89,632	89,632	54,131	54,131

10. Contingencies

The Society is a defendant in various legal actions arising from the normal conduct of its operations. Management believes the settlement of these actions will not have a material adverse effect on the Society’s financial position or results of operations.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

11. Reconciliation to New York Supplement to the Annual Statement

The following is a reconciliation of amounts reported in the accompanying statutory-basis financial statements and in the 2006 Annual Statement to the amounts reported in the 2006 New York Supplement to the Annual Statement (in thousands):

	2006	2005
		(Restated)
Balance sheet
Assets as reported in the accompanying statutory-basis financial statements and in the Annual Statement	$7,928,882	$7,456,431
Deduct nonadmitted other invested assets	(63,738)	(44,661)
Deduct nonadmitted common stock of subsidiaries	(14,114)	(7,524)
Deduct nonadmitted foreign investments	(454,830)	(451,033)
Deduct other nonadmitted assets	(8,901)	(8,778)

Total deductions to admitted assets	(541,583)	(511,996)

Assets as reported in the New York Supplement to the Annual Statement	$7,387,299	$6,944,435

Liabilities as reported in the accompanying statutory-basis financial statements	$6,865,537	$6,478,603
Reserve adjustment (Note 12)	—	17,662

Liabilities as reported in the Annual Statement	6,865,537	6,496,265
Adjustment to liabilities for reinsurance in unauthorized companies	1,047	4,115

Liabilities as reported in the New York Supplement to the Annual Statement	$6,866,584	$6,500,380

Capital and surplus as reported in the accompanying statutory-basis financial statements	$1,063,345	$977,828
Reserve adjustment (Note 12)	—	(17,662)

Capital and surplus as reported in the Annual Statement	1,063,345	960,166
Deductions to admitted assets from above	(541,583)	(511,996)
Adjustment to liabilities for reinsurance in unauthorized companies	(1,047)	(4,115)

Total capital and surplus as reported in the New York Supplement to the Annual Statement	$520,715	$444,055

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

12. Reconciliation to Amounts Previously Reported

The following is a reconciliation of amounts previously reported in audited financial statements and to state regulatory authorities in the 2005 Annual Statement to those reported in the accompanying statutory-basis financial statements due to an adjustment to aggregate reserves as described in Note 1:

	Amounts Previously Reported	Adjustments	As Restated
As of December 31, 2005
Balance sheet:
Aggregate reserves for certificate and contracts – life and annuity	$6,171,503	$(17,662)	$6,153,841
Total liabilities	6,496,265	(17,662)	6,478,603

Unassigned and other surplus funds	724,118	17,662	741,780
Total surplus	960,166	17,662	977,828

Statements of operations:
Increase in aggregate reserves for certificates and contracts and other certificateholders’ funds	399,542	(10,803)	388,739
Net income	69,518	10,803	80,321

As of December 31, 2004
Balance sheet:
Unassigned and other surplus funds	673,065	6,859	679,924
Total surplus	902,347	6,859	909,206

Statements of operations:
Increase in aggregate reserves for certificates and contracts and other certificateholders’ funds	467,557	(6,859)	460,698
Net income	78,315	6,859	85,174

APPENDIX A

Death Benefit Options

Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

Type 1 Example.  For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Certificate Debt. Under Type 1, a Certificate with a $100,000 Specified Amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Certificate exceeds $40,000, the death benefit will exceed the $100,000 Specified Amount. Each additional dollar added to Accumulated Value above $40,000 will increase the death benefit by $2.50. A Certificate with a $100,000 Specified Amount and an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Accumulated Value exceeds $40,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $112,500 to $100,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Certificate.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $100,000 Specified Amount unless the Accumulated Value exceeded approximately $54,054 (rather than $40,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Type 2 Example.  For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Certificate Debt. Under Type 2, a Certificate with a Specified Amount of $100,000 will generally provide a death benefit of $100,000 plus Accumulated Value. Thus, for example, a Certificate with an Accumulated Value of $5,000 will have a death benefit of $105,000 ($100,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Certificate exceeds $66,666, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $66,666 will increase the death benefit by $2.50. A Certificate with a Specified Amount of $100,000 and an Accumulated Value of $70,000 will provide a death benefit of $175,000 ($70,000 x 2.50); an Accumulated Value of $80,000 will provide a death benefit of $200,000 ($80,000 x 2.50).

Similarly, any time Accumulated Value exceeds $66,666, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $200,000 to $187,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Certificate.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated

A-1

Value plus $100,000 unless the Accumulated Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

Attained Age	Specified Amount Factor
40 or younger	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 to 90	1.05
91	1.04
92	1.03
93	1.02
94 to 114	1.01
115	1.00

A-2

APPENDIX B

Maximum Surrender Charges

The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Certificate Years increase.

Male, Non-Tobacco

	Certificate Year
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+
10	13.09	13.03	12.98	11.98	10.98	9.98	8.99	7.99	6.99	5.99	4.99	3.99	3.00	2.00	1.00	0.00
20	15.43	15.35	15.27	14.10	12.92	11.75	10.57	9.40	8.22	7.05	5.87	4.70	3.52	2.35	1.17	0.00
30	19.07	18.90	18.73	17.29	15.85	14.41	12.97	11.53	10.09	8.64	7.20	5.76	4.32	2.88	1.44	0.00
40	25.38	25.04	24.69	22.79	20.89	18.99	17.09	15.19	13.29	11.40	9.50	7.60	5.70	3.80	1.90	0.00
50	36.27	35.53	34.78	32.10	29.43	26.75	24.08	21.40	18.73	16.05	13.38	10.70	8.03	5.35	2.68	0.00
60	55.81	54.13	52.44	48.41	44.37	40.34	36.30	32.27	28.24	24.20	20.17	16.14	12.10	8.07	4.03	0.00
70	55.14	52.84	50.57	46.68	42.79	38.90	35.01	31.12	27.23	23.34	19.45	15.56	11.67	7.78	3.89	0.00
80	54.58	51.77	49.08	45.30	41.53	37.75	33.98	30.20	26.43	22.65	18.88	15.10	11.33	7.55	3.78	0.00

Male, Tobacco

	Certificate Year
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+
10	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
20	17.66	17.55	17.43	16.09	14.75	13.41	12.07	10.73	9.39	8.04	6.70	5.36	4.02	2.68	1.34	0.00
30	22.45	22.20	21.94	20.25	18.56	16.88	15.19	13.50	11.81	10.13	8.44	6.75	5.06	3.38	1.69	0.00
40	30.95	30.44	29.92	27.62	25.32	23.02	20.71	18.41	16.11	13.81	11.51	9.21	6.90	4.60	2.30	0.00
50	45.36	44.30	43.23	39.90	36.58	33.25	29.93	26.60	23.28	19.95	16.63	13.30	9.98	6.65	3.33	0.00
60	55.71	53.94	52.18	48.17	44.15	40.14	36.12	32.11	28.10	24.08	20.07	16.06	12.04	8.03	4.01	0.00
70	55.21	52.99	50.83	46.92	43.01	39.10	35.19	31.28	27.37	23.46	19.55	15.64	11.73	7.82	3.91	0.00
80	54.98	52.57	50.26	46.39	42.53	38.66	34.80	30.93	27.06	23.20	19.33	15.46	11.60	7.73	3.87	0.00

Female, Non-Tobacco

	Certificate Year
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+
10	12.25	12.21	12.16	11.22	10.29	9.35	8.42	7.48	6.55	5.61	4.68	3.74	2.81	1.87	0.94	0.00
20	14.33	14.26	14.18	13.09	12.00	10.91	9.82	8.73	7.64	6.54	5.45	4.36	3.27	2.18	1.09	0.00
30	17.55	17.42	17.28	15.95	14.62	13.29	11.96	10.63	9.30	7.98	6.65	5.32	3.99	2.66	1.33	0.00
40	22.82	22.56	22.30	20.58	18.87	17.15	15.44	13.72	12.01	10.29	8.58	6.86	5.15	3.43	1.72	0.00
50	31.43	30.90	30.37	28.03	25.70	23.36	21.03	18.69	16.35	14.02	11.68	9.34	7.01	4.67	2.34	0.00
60	46.58	45.36	44.13	40.74	37.34	33.95	30.55	27.16	23.76	20.37	16.97	13.58	10.18	6.79	3.39	0.00
70	55.26	53.02	50.79	46.88	42.98	39.07	35.16	31.26	27.35	23.44	19.53	15.63	11.72	7.81	3.91	0.00
80	54.35	51.30	48.36	44.64	40.92	37.20	33.48	29.76	26.04	22.32	18.60	14.88	11.16	7.44	3.72	0.00

B-1

Female, Tobacco

	Certificate Year
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+
10	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
20	15.42	15.33	15.24	14.07	12.90	11.72	10.55	9.38	8.21	7.03	5.86	4.69	3.52	2.34	1.17	0.00
30	19.25	19.08	18.91	17.46	16.00	14.55	13.09	11.64	10.18	8.73	7.27	5.82	4.36	2.91	1.45	0.00
40	25.49	25.17	24.85	22.94	21.03	19.12	17.20	15.29	13.38	11.47	9.56	7.65	5.73	3.82	1.91	0.00
50	35.34	34.71	34.08	31.46	28.84	26.22	23.59	20.97	18.35	15.73	13.11	10.49	7.86	5.24	2.62	0.00
60	51.97	50.58	49.18	45.40	41.61	37.83	34.05	30.26	26.48	22.70	18.92	15.13	11.35	7.57	3.78	0.00
70	55.27	53.05	50.84	46.93	43.02	39.11	35.20	31.29	27.38	23.46	19.55	15.64	11.73	7.82	3.91	0.00
80	54.51	51.62	48.82	45.06	41.31	37.55	33.80	30.04	26.29	22.53	18.78	15.02	11.27	7.51	3.76	0.00

Unisex, Non-Tobacco

	Certificate Year
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+
10	12.92	12.87	12.81	11.82	10.84	9.85	8.87	7.88	6.90	5.91	4.93	3.94	2.96	1.97	0.99	0.00
20	15.21	15.13	15.05	13.89	12.73	11.58	10.42	9.26	8.10	6.95	5.79	4.63	3.47	2.32	1.16	0.00
30	18.76	18.60	18.43	17.01	15.59	14.18	12.76	11.34	9.92	8.51	7.09	5.67	4.25	2.84	1.42	0.00
40	24.85	24.53	24.20	22.34	20.48	18.62	16.75	14.89	13.03	11.17	9.31	7.45	5.58	3.72	1.86	0.00
50	35.25	34.56	33.85	31.25	28.64	26.04	23.43	20.83	18.23	15.62	13.02	10.42	7.81	5.21	2.60	0.00
60	54.05	52.48	50.89	46.98	43.06	39.15	35.23	31.32	27.40	23.49	19.57	15.66	11.74	7.83	3.91	0.00
70	55.19	52.93	50.69	46.79	42.89	38.99	35.09	31.19	27.29	23.40	19.50	15.60	11.70	7.80	3.90	0.00
80	54.56	51.73	49.00	45.23	41.46	37.69	33.92	30.15	26.38	22.62	18.85	15.08	11.31	7.54	3.77	0.00

Unisex, Tobacco

	Certificate Year
Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+
10	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
20	17.21	17.10	16.99	15.68	14.38	13.07	11.76	10.46	9.15	7.84	6.53	5.23	3.92	2.61	1.31	0.00
30	21.79	21.56	21.32	19.68	18.04	16.40	14.76	13.12	11.48	9.84	8.20	6.56	4.92	3.28	1.64	0.00
40	29.79	29.33	28.86	26.64	24.42	22.20	19.98	17.76	15.54	13.32	11.10	8.88	6.66	4.44	2.22	0.00
50	43.13	42.18	41.22	38.05	34.88	31.71	28.54	25.37	22.20	19.02	15.85	12.68	9.51	6.34	3.17	0.00
60	55.80	54.13	52.46	48.42	44.39	40.35	36.32	32.28	28.25	24.21	20.18	16.14	12.11	8.07	4.04	0.00
70	55.30	53.15	51.05	47.12	43.20	39.27	35.34	31.42	27.49	23.56	19.63	15.71	11.78	7.85	3.93	0.00
80	54.93	52.44	50.03	46.18	42.33	38.48	34.64	30.79	26.94	23.09	19.24	15.39	11.55	7.70	3.85	0.00

B-2

PART C

OTHER INFORMATION

Item 26. Exhibits

a.	Certified Resolution of the Board of Directors of the Society establishing the Variable Account.(2)

b.	None.

c.	(1)	Distribution Agreement.(1)

d.	(1)	Certificate Form.(2)

	(2)	Cost of Living Increase Rider.(2)

	(3)	Waiver of Charges Rider.(2)

	(4)	Death Benefit Guarantee Rider(2)

	(5)	Guaranteed Insurability Option Rider.(2)

	(6)	Accelerated Benefits Rider.(6)

e.	Certificate Application.(2)

f.	(1)	Articles of Incorporation of the Society.(1)

	(2)	By-Laws of the Society.(1)

(a) Revised By-Laws(6)

g.	None.

h.	(1)	Participation Agreement relating to American Century Investments Funds.(3)

(a) Form of Amendment to Participation Agreement.(7)

(b) Form of Amendment to Shareholder Services Agreement.(7)

	(2)	Participation Agreement relating to Dreyfus Funds.(5)

(a) Supplemental Agreement.(8)

(b) Amendment to Fund Participation Agreement.(8)

	(3)	Participation Agreement relating to Equitrust Variable Insurance Series Fund.(3)

(a) Amended Participation Agreement.(8)

	(4)	Participation Agreement relating to Fidelity Variable Insurance Products Funds.(3)

(a) Form of Amendment to Participation Agreement.(7)

	(5)	Participation Agreement relating to JP Morgan Series Trust II.(3)

(a) Amendment to Fund Participation Agreement.(8)

	(6)	Participation Agreement relating to Summit Pinnacle Series.(3)

	(7)	Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc.(5)

i.	Variable Products Compliance and Accounting Agreement.(3)

j.	(1).	American Century Shareholder Information Agreement (Rule 22c-2).(8)

	(2)	Fidelity Shareholder Information Agreement (Rule 22c-2).(8)

	(3)	Summit Shareholder Information Agreement (Rule 22c-2).(8)

	(4)	T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(8)

k.	Opinion and Consent of Darcy G. Callas, Esquire.(8)

l.	Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.(8)

m.	None.

n.	(1)	Consent of Ernst & Young LLP(8)

	(2)	Consent of Sutherland Asbill & Brennan LLP(8)

o.	Financial Statement Schedules.(8)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information

Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the
Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

p.	None.

q.	Memorandum describing the Society’s issuance, transfer and redemption procedures for the Certificate.(4)

(1)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on June 27, 2001.
(2)	Incorporated herein by reference to the Initial Filing of this Registration Statement on Form S-6 (File No. 333-69446) filed with the Securities and Exchange Commission on September 14, 2001.
(3)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on January 31, 2002.
(4)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-69446) filed with the Securities and Exchange Commission on February 7, 2002.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-69446) filed with the Securities and Exchange Commission on May 1, 2002.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-69446) filed with the Securities and Exchange Commission on April 30, 2003.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 (File No. 333-69446) filed with the Securities and Exchange Commission on May 1, 2006.
(8)	Filed herein.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices

W. Kenny Massey	President and Director

Gerald P. Odean	National Secretary and Director

Nick S. Coin	Treasurer, Investment Manager and Director

Darcy G. Callas	General Counsel and Director

Jerry F. Harbaugh	Director

Albert T. Hurst, Jr.	Director

Robert C. Pollex	Director

Larry L. Schreiber	Actuary

Byron L. Carlson	Fraternal Director

Denis P. Prior	Assistant National Secretary

Patrick J. Barnes	Chief Marketing Officer

George R. Worley	Chief Agency Officer

*	The principal business address of all persons listed, unless otherwise indicated, is 1701 1st Avenue, Rock Island, Illinois 61201.

Item 28. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Society and is therefore owned and controlled by the Society.

SEE ORGANIZATIONAL CHART ON FOLLOWING PAGE

MODERN WOODMEN OF AMERICA

Organizational Chart

01/01/07

Item 29. Indemnification

The Society shall indemnify each officer, director or employee, now or hereafter serving the Society, against the reasonable expenses, including attorneys fees, of any and all claims, liabilities, penalties, forfeitures and fines to which he or she may be or become subject by reason of having served in any such capacity, except as to matters as to which such director, officer or employee was guilty of gross negligence or misconduct in the performance of his or her duties. Such indemnification shall also extend to instances where at the request of the Society the individuals serves as a director, officer, employee, trustee or agent of another enterprise. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) MWA Financial Services, Inc. is the registrant’s principal underwriter and also serves as the principal underwriter to Modern Woodmen of America Variable Annuity Account.

(b) Officers and Managers of MWA Financial Services, Inc.

Name and Principal Business Address*	Positions and Offices

Robert M. Roth	Chairman, President and Manager

Gerald P. Odean	Secretary and Director

Diane E. Nahra	Treasurer

Thaddeus R. Crass	Operations Manager

Pamela S. Fritz	Compliance Manager

Todd D. Swanson	Accounting Manager

*	The principal business address of all of the persons listed above is 1701 1st Avenue, Rock Island, Illinois 61201.

(c) Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation*
MWA Financial Services, Inc.	$262,941	N/A	N/A	$670,450

*	Includes Variable Product Distribution Fees and reimbursements for certain MWAFS expenses.

Item 31. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Society at 1701 1st Avenue, Rock Island, Illinois 61201 or 5400 University Avenue, West Des Moines, Iowa 50266.

Item 32. Management Services

Variable Products Compliance and Accounting Agreement. Under this agreement, EquiTrust Investment Management Services, Inc. (“EquiTrust”) agrees to provide the Society with certain compliance and accounting functions with respect to the variable annuity and variable universal life certificates issued by the Society. These functions include: preparing Forms N-4 and N-6, N-SAR and 24f-2; providing requested information for SEC examinations; calculating daily unit values, preparing trial balances, financials and audit schedules.

EquiTrust is not an affiliated person of the Society. EquiTrust is compensated quarterly for its services based on a schedule of fees attached to the agreement.

Item 33. Fee Representation

The Society represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Society.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Modern Woodmen of America Variable Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Rock Island, State of Illinois, on the 30th day of April, 2007.

MODERN WOODMEN OF AMERICA
MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT

By:	/s/ W. Kenny Massey
W. Kenny Massey
President
Modern Woodmen of America

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date
/s/ W. Kenny Massey	President and Director [Principal Executive Officer]	April 30, 2007
W. Kenny Massey

/s/ Gerald P. Odean	National Secretary and Director [Principal Financial Officer and Principal Accounting Officer]	April 30, 2007
Gerald P. Odean

/s/ Nick S. Coin	Treasurer, Investment Manager and Director	April 30, 2007
Nick S. Coin

/s/ Darcy G. Callas	General Counsel and Director	April 30, 2007
Darcy G. Callas

*	Director	April 30, 2007
Jerry F. Harbaugh

*	Director	April 30, 2007
Albert T. Hurst, Jr.

*	Director	April 30, 2007
Robert C. Pollex

*By	/s/ Darcy G. Callas
Darcy G. Callas
Attorney-In-Fact,
Pursuant to Power of Attorney.